Exhibit 10.2

GUARANTY AND SECURITY AGREEMENT

dated as of November 4, 2025,

among

STREAMEX CORP.,

and

the other Persons party hereto from time to time as Grantors,

and

YA II PN, LTD.,

as Collateral Agent

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT, dated as of November 4, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made and entered into by and among STREAMEX CORP., a Delaware corporation (the “Company”) formerly known as BIOSIG TECHNOLOGIES, INC., Streamex Exchange Corporation, a company incorporated under the laws of the Province of British Columbia (“Streamex”), STREAMEX TOKENIZATION HOLDCO SPV LLC, a Delaware limited liability company (“Holdings SPV”), STREAMEX GOLD SPV LLC, a Delaware limited liability company (“Gold SPV”), STREAMEX CAPITAL LLC, a Delaware limited liability company (“Streamex Capital”), ViralClear Pharmaceuticals, Inc., a Delaware corporation (“Viralclear”), BIOSIG AI SCIENCES, INC., a Delaware corporation (“Biosig”), BST SUB ULC, an unlimited liability company incorporated under the laws of the Province of British Columbia (“BST”), 1540873 B.C. LTD., a company incorporated under the laws of the Province of British Columbia (“1540873”), 1540875 B.C. LTD., a company incorporated under the laws of the Province of British Columbia (“1540875”), each of the foregoing having, as of the date first set forth above, its chief executive office located at the address indicated as its chief executive office on Schedule 3 to this Agreement, each Person that becomes a party hereto as provided herein as a Grantor (the Company, Streamex, Holdings SPV, Gold SPV, Streamex Capital, Viralclear, Biosig, BST, 1540873, 1540875, and each Person that becomes a party hereto as provided herein as a Grantor, collectively, the “Grantors”, and each individually a “Grantor”) in favor of YA II PN, LTD., a Cayman Islands exempt limited company (“YAIIPN”), as collateral agent for itself and the other Secured Parties (YAIIPN, in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

RECITALS

A. Under or pursuant to, and subject to the terms and conditions of, that certain Secured Convertible Debenture Purchase Agreement, dated as of July 7, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among the Company, YAIIPN in its capacity as the “Buyer” under and as defined in the Purchase Agreement (YAIIPN, in such capacity, together with its successors and assigns in such capacity, the “Buyer”), and the Collateral Agent, the Company shall issue and sell to Buyer, and the Buyer shall purchase from the Company, Secured Convertible Debentures (as defined in the Purchase Agreement) (collectively, the “Debentures”).

B. Each Grantor is affiliated with each other Grantor. The proceeds of such Debentures will be used in part to enable the Company to make valuable transfers to the other Grantors in connection with the operation of their respective businesses. The Company and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from such Debentures.

C. Each Grantor enters into this Agreement in order to, among other things, grant a security interest in its Collateral to and in favor of Collateral Agent, for the ratable benefit of the Secured Parties, in order to secure the Obligations, and in order to guaranty the Obligations, in each case as provided in this Agreement.

D.  It is a condition precedent to Buyer’s obligations to purchase any Debenture that the Grantors shall have executed and delivered this Agreement to Collateral Agent for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1 INCORPORATION BY REFERENCE; PRINCIPALS OF INTERPRETATION; DEFINITIONS.

1.1 Incorporation by Reference. The first paragraph of this Agreement, the recitals that follow it, and all annexes, exhibits, schedules, and other attachments to this Agreement (and all amendments, supplements, and updates to such annexes, exhibits, schedules, and other attachments) are hereby incorporated into, and made part of, this Agreement.

1.2 Interpretive Provisions. The following provisions shall apply to this Agreement and each other Debenture Document (other than the Purchase Agreement or any Debenture, if and to the extent contrary to the principals of interpretation established in the Purchase Agreement or any Debenture), unless otherwise specified or the context otherwise requires: (a) terms and definitions of terms shall apply equally to the singular and plural forms of such terms; (b) any pronoun shall include the corresponding masculine, feminine and neuter forms; (c) the words “include,” “includes” and “including” shall be deemed followed by the phrase “without limitation”; (d) the word “will” has the same meaning and effect as the word “shall”; (e) any definition of or reference to any agreement, instrument or other document (including any Organizational Document) shall include all amendments, supplements, modifications, exhibits, schedules, and other attachments thereto in effect (subject to any restrictions set forth in any Debenture Document); (f) any reference to any Person shall include its successors and assigns (subject to any restrictions set forth in any Debenture Document); (g) the words “herein,” “hereof” and “hereunder,” and words of similar import shall refer to such Debenture Document in its entirety and not to any particular provision thereof; (h) all references to sections, subsections, articles, paragraphs, clauses, and similar in such Debenture Document shall refer to sections, subsections, articles, paragraphs, clauses, and similar in such Debenture Document, and all references to exhibits, schedules and other attachments in such Debenture Document shall refer to exhibits, schedules and other attachments of or to such Debenture Document; (i) any reference to any law or regulation shall include all statutory, regulatory and self-regulatory rules, regulations, requirements, or provisions, including those consolidating, amending, modifying, supplementing, implementing, replacing or interpreting such law or regulation from time to time; (j) the words “asset” and “property” shall have the same meaning and effect, and shall refer to any and all real and personal property, whether tangible or intangible, including, without limitation, cash, securities, accounts and contract rights; (k) section headings are included for convenience of reference only and shall not affect the interpretation of any Debenture Document; (l) in calculating periods of time, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (m) all references to times of day shall be references to Eastern time (daylight or standard, as applicable); (n) all covenants, limitations, tests or measurements in the Debenture Documents shall be cumulative notwithstanding that they measure or regulate the same or similar matters; (o) the Debenture Documents have been reviewed, negotiated and produced by all parties thereto and their respective counsels and shall not be construed against any Person merely because of such Person’s involvement in their drafting; (p) all agreements and obligations of the Company and its Subsidiaries, or any of them, in the Debenture Documents to indemnity, exonerate, defend, or to hold one or more Persons (such as, by way of example and not of limitation, Secured Parties) free and harmless shall be given independent effect, so that any such agreement or obligation with a scope that is more narrow than any other such agreement or obligation shall not have the effect of narrowing the scope of any such other agreement or obligation; (q) all agreements of the Company and its Subsidiaries, or any of them, in the Debenture Documents not to assert any claim against, or hold liable, one or more Persons (such as, by way of example and not of limitation, Secured Parties), and all waivers of claims by the Company and its Subsidiaries, or any of them, in the Debenture Documents shall be given independent effect, so that any such agreement or waiver with a scope that is more narrow than any other such agreement or waiver shall not have the effect of narrowing the scope of any such other agreement or waiver; and (r) a Default or Event of Default will be deemed to exist and to “continue” or be “continuing” at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which that Default or Event of Default is waived in writing by Collateral Agent and Buyer (and any and all other Persons required pursuant to the Debenture Documents) or, in the case of a Default, is cured within any period of cure expressly provided for in the applicable Debenture Document, and an Event of Default will “exist, “continue”, and be “continuing” until that Event of Default has been expressly waived in writing by Collateral Agent and Buyer (and any and all other Persons required pursuant to the Debenture Documents).

1.3 Divisions. For all purposes under the Debenture Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

1.4 Criminal Code (Canada). If any provision of this Agreement would oblige a Grantor or any Subsidiary thereof to make any payment of interest or other amount payable to any Secured Party or any Indemnitee in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Secured Party or Indemnitee of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law or so result in a receipt by such Secured Party or Indemnitee of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (a) First, by reducing the amount or rate of interest; and (b) then, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would constitute interest for purposes of section 347 of the Criminal Code (Canada). Any provisions of this Agreement that would oblige a Grantor to pay any fine, penalty or rate of interest on any arrears of principal or interest secured by a mortgage on real property that has the effect of increasing the charge on arrears beyond the rate of interest payable on principal money not in arrears shall not apply to such Grantor, which shall be required to pay interest on money in arrears at the same rate of interest payable on principal money not in arrears.

1.5 Definitions. Unless otherwise expressly specified herein, and except with respect to terms used in this Agreement with the meanings provided for by the UCC or the PPSA, capitalized terms used, but not defined, in this Agreement have the meanings specified in the Purchase Agreement (or, if not defined in the Purchase Agreement, the meaning specified in the form of Debenture attached to the Purchase Agreement). All other terms used, but not defined, in this Agreement, unless the context indicates or requires otherwise, shall have the meanings provided for by the UCC or the PPSA, in each case to the extent the same are used or defined therein; without limiting the generality of the foregoing, and without limitation, the following terms, as used herein, have the meanings provided for by the UCC (and if defined in more than one article of the UCC, the meaning provided for in Article 9 (or the portion of the applicable UCC that corresponds to Article 9 of the Uniform Commercial Code of the State of New York) thereof, unless the context indicates or requires otherwise), such meanings to be equally applicable to both the singular and plural forms of such terms: Certificate of Title, Certificated Security, Commercial Tort Claim, Commodity Contract, Commodity Customer, Commodity Intermediary, Farm Products, Health-Care-Insurance-Receivable, Instrument, Leases, Payment Intangible, and Record; provided, however, that as such terms relate to any Collateral or other property of any Canadian Issuer Party, such terms shall refer to such Collateral or other property as defined in the PPSA, to the extent applicable. When used herein the following terms shall have the following meanings:

“Account” has the meaning set forth in the PPSA or in Article 9 of the UCC, as applicable, and in any event shall include all rights to payment for goods sold or leased, or for services rendered, whether or not they have been earned by performance.

“Additional Permitted Locations” means, with respect to the locations of Collateral other than Specified Assets, the location of any such Collateral when such Collateral is in transit in the ordinary course of business.

“Agreement” is defined in the preamble hereto.

“Allocated Vaulted Gold Bullion” means bars of gold that fulfill all of the requirements of the LBMA Good Delivery Rules and, without limiting the generality of the foregoing: (a) have a minimum pure gold content of 995 parts per thousand (e.g., are 99.5% pure gold) or, if a higher pure gold content is required by the LBMA Good Delivery Rules, have such higher pure gold content; (b) are individually identified and acceptable for trading in the London gold bullion market; (c) were produced by a refinery that is listed on the good delivery list promulgated by the LBMA, as updated from time to time; and (d) were accepted into a London vault as “good delivery” and thereafter acquired from such vault by a trader, dealer, broker, or exchange (such as, as of the date of this Agreement, CME Group Inc.) that is a member of the LBMA.

“Applicable Law” means any Law which is applicable to any of the Grantors or any of their respective Subsidiaries, their businesses or properties, any of the Debenture Documents or any of the transactions contemplated by any of the Debenture Documents, and, as the context requires, each other applicable Law.

“Attorney Costs” means, collectively, in each case to the extent incurred or charged in connection with the transactions contemplated by the Debenture Documents, the preparation or administration of the Debentures or of any or all of the Debenture Documents (and any and all amendments, modifications or waivers with respect to the Debenture Documents), and regardless of whether the transactions contemplated hereby or thereby are consummated, all reasonable allocable costs of internal legal service providers to any of the Secured Parties, all reasonable fees and charges of external legal counsel to any of the Secured Parties, and all court costs and similar legal expenses of any of the Secured Parties.

“Brink’s” means BRINK’S GLOBAL SERVICES USA, INC., a Delaware corporation.

“Brink’s Bailee Agreement” means that certain Bailee Agreement, dated as of the date of this Agreement, by and among Brink’s, GBI, Gold SPV, and Collateral Agent.

“Buyer” has the meaning set forth in the Recitals hereto.

“Canadian Issuer Party” means each Grantor and each Subsidiary of a Grantor that is incorporated or organized under the laws of Canada or any province or territory of Canada, and “Canadian Issuer Parties” means all such Persons, collectively.

“Chattel Paper” means “chattel paper”, as such term is defined in Section 9-102(a)(11) of the UCC and, in any event, including with respect to any Grantor, all Electronic Chattel Paper and Tangible Chattel Paper.

“Civil Code” means the Civil Code of Quebec, or any successor statute, as amended from time to time, and includes all regulations thereunder.

“Collateral” means, collectively, and in each case wherever located, and whether owned, held, or existing as of the date of this Agreement, or thereafter acquired or arising: (a) all rights, title, and interests of each Grantor (including under any trade names, styles or derivations thereof) in, to, or under property, including, without limitation, Accounts, Chattel Paper, Collateral Accounts, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance-Receivables, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Securities Accounts, Specified Assets, Specified Metal Accounts, Supporting Obligations, Tangible Chattel Paper, Uncertificated Securities, and all money, funds, cash, and cash equivalents; (b) all books and records pertaining to any of the foregoing; (c) all Proceeds and products of any of the foregoing, whether such Proceeds or products are tangible or intangible, including, without limitation, money, funds, cash, cash equivalents, and Specified Assets; and (d) all collateral security and guarantees granted, given, or made in favor of any Grantor by any Person with respect to any of the foregoing. Notwithstanding anything herein to the contrary, “Collateral” does not include Excluded Property.

1“Collateral Access Agreement” means an agreement governed by the laws of the State of New York (or the laws of such other jurisdiction as is expressly approved by Collateral Agent in writing) and in form, substance, and execution reasonably satisfactory to Collateral Agent, pursuant to which: (a) a mortgagee, lessor, or sublessor of real property at which Collateral is stored or otherwise located; (b) a processor, transporter, custodian, warehouseman, vaulter, consignee, or other bailee with respect to any Collateral, or any Person (other than Collateral Agent or a Grantor) who otherwise has custody of, is in possession of, or in any way controls (or has the ability to control access to) any Collateral; or (c) a Person (whether or not such Person is a financial institution) with which any Grantor has a Collateral Account: (i) acknowledges the Liens of Collateral Agent on the Collateral; (ii) waives in favor of Collateral Agent (except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent) such Person’s Liens on Collateral; (iii) in the case of any such agreement with a Person of a type described in clause (a) of this definition, such Person permits Collateral Agent reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located at such real property; and (iv) in the case of any such agreement with a Person of a type described in clause (c) of this definition, (A) upon and at all times after the delivery of a notice of sole control by Collateral Agent to such Person, such Person agrees to comply only with instructions originated by Collateral Agent (which instructions may include, without limitation, that such Person deliver any and all property from time to time held, contained, deposited, or carried in or credited to each Collateral Account listed in or otherwise subject to such agreement to, or as directed by, Collateral Agent), without consent of or notice to any other Person, with respect to any and all Collateral Accounts listed in or otherwise subject to such agreement and all property maintained, held, contained, deposited, or carried in, or credited to, each such Collateral Account, and (B) such Person waives in favor of Collateral Agent (except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent) any and all rights of set-off, counterclaim, and similar rights of such Person against such Grantor and against and with respect to each Collateral Account listed in or otherwise subject to such agreement and all Collateral. For the avoidance of doubt, a Control Agreement to which a Person of a type described in clause (c) of this definition is party may constitute a Collateral Access Agreement (as well as a Control Agreement) if such Control Agreement satisfies the criteria of both this definition and the definition of “Control Agreement”.

[1]	NTD: Tweaked a bit to align more with “Control Agreement” definition, given that a Collateral Access Agreement, but not a Control Agreement, is to be in place (by the applicable deadline) w/r/t Control-Exempt Collateral Accounts.

“Collateral Account” means each Commodity Account of a Grantor, each Securities Account of a Grantor, each Deposit Account of a Grantor, each Specified Metal Account of a Grantor, and each other account of a Grantor of a type such that an asset can be maintained, held, contained, deposited, or carried therein or credited thereto, in each case including, without limitation, those described in Schedule 6 (including, without limitation, the Dominion Account), but excluding any and all Deposit Accounts that constitute Excluded Accounts.

“Collateral Agent” is defined in the preamble hereto.

“Commodity Account” means a “commodity account” as such term is defined in Article 9 of the UCC or in the PPSA, as applicable, and in any event shall include, without limitation, (a) all money, cash, funds, Investment Property, Specified Assets, and other property from time to time maintained, held, contained, deposited, or carried therein or credited thereto, and all such “commodity accounts” as they are renumbered or retitled from time to time, and together with any and all replacements of each such account, any and all subaccounts of each such account, and any and all substitutions of any and all of the foregoing, and any and all things in action arising from or related to any of the foregoing, and (b) each and every “commodity account”, as defined in Article 9 of the UCC or in the PPSA, as applicable, listed on Schedule 6 hereto, and all of the assets of the types described in the foregoing clause (a) with respect to each such “commodity account” listed on Schedule 6 hereto.

“Commodity Account Control Agreement” means, with respect to one or more Commodity Accounts established or acquired by a Grantor (or one or more Commodity Accounts of a Grantor in existence as of the date of this Agreement), an agreement by and among, without limitation, such Grantor, the Commodity Intermediary with which such Commodity Account or such Commodity Accounts, as applicable, are maintained, and Collateral Agent, in form, substance, and execution satisfactory to Collateral Agent, governed by the laws of the State of New York (or the laws of such other jurisdiction as is expressly approved by Collateral Agent in writing), establishing Collateral Agent’s Control of each Commodity Account listed in or otherwise subject to such agreement, which agreement is sufficient to perfect Collateral Agent’s security interest in and Lien on each such Commodity Account by Control, and whereby (a) the Commodity Intermediary party thereto agrees to comply only with the instructions originated by Collateral Agent, without consent of or notice to any other Person, upon the delivery of a notice of sole control by Collateral Agent to such Commodity Intermediary with respect to such Commodity Account Control Agreement; (b) the Commodity Intermediary party thereto acknowledges the Liens of Collateral Agent on each Commodity Account listed in or otherwise subject to such agreement and the property from time to time maintained, held, contained, deposited, or carried in or credited to each such Commodity Account; (c) the Commodity Intermediary party thereto, Collateral Agent, and such Grantor expressly agree that no property from time to time maintained, held, contained, deposited, or carried in or credited to any Commodity Account listed in or otherwise subject to such agreement may be transferred or withdrawn from such Commodity Account or otherwise disposed of, except as expressly consented to by Collateral Agent in a writing executed by Collateral Agent and delivered by Collateral Agent to the Commodity Intermediary party thereto; and (d) except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent, the Commodity Intermediary party thereto waives in favor of Collateral Agent any and all rights of set-off, counterclaim, and similar rights of such Commodity Intermediary party thereto against such Grantor and against or with respect to each Commodity Account listed in or otherwise subject to such agreement and all property from time to time maintained, held, contained, deposited, or carried in or credited to any and all such Commodity Accounts. Each Commodity Account Control Agreement is a Debenture Document and a Transaction Document.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time and any successor statute.

“Company” is defined in the preamble hereto.

2“Control” means (a) with respect to any Deposit Account, control within the meaning of Section 9-104 of the UCC; (b) with respect to any Securities Account or Commodity Account, control within the meaning of Section 9-106(c) of the UCC; (c) with respect to any Uncertificated Security, control within the meaning of Section 8-106(c) of the UCC; (d) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC; (e) with respect to any Security Entitlement, control within the meaning of Section 8-106(d) of the UCC; (f) with respect to any Commodity Contract, control within the meaning of Section 9-106(b)(2) of the UCC; (g) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC (or, control of an authoritative electronic (if at the applicable time of determination, “electronic” is defined in the UCC, then “electronic” is used in this clause (g) as so defined) copy of a Record evidencing such Chattel Paper within the meaning of Section 9-105 of the UCC) or, if control of such Collateral is not the subject matter of such Section 9-105, then control of such Collateral within the meaning of the provisions of the UCC setting forth what constitutes control of such Collateral; (h) with respect to any electronic money, as and if defined in Article 9 of the UCC, control within the meaning of Section 9-105A of the UCC; (i) with respect to any Letter-of-Credit Right, control within the meaning of Section 9-107 of the UCC; (j) with respect to any “transferable record” (as defined in the UCC, or, if not defined in the UCC, as defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record; (k) with respect to any controllable electronic record, as and if defined in the UCC, control within the meaning of Section 9-107A(a) of the UCC or, if control of such Collateral is not the subject matter of such Section 9-107A(a), then control of such Collateral within the meaning of the provisions of the UCC setting forth what constitutes control of such Collateral; (l) with respect to any controllable account, as and if defined in Article 9 of the UCC, control within the meaning of Section 9-107A(b) of the UCC; and (m) with respect to any controllable payment intangible, as and if defined in Article 9 of the UCC, control within the meaning of Section 9-107A(b) of the UCC or, if control of such Collateral is not the subject matter of such Section 9-107A(b), then control of such Collateral within the meaning of the provisions of the UCC setting forth what constitutes control of such Collateral.

[2]	NTD: Tweaks are to align with the impending changes to the NY UCC.

“Control Agreement” means a Commodity Account Control Agreement, a Deposit Account Control Agreement, or a Securities Account Control Agreement, as applicable.

“Control-Exempt Collateral Account” means a Collateral Account if: (a) such Collateral Account is a Specified Metal Account (and, for the avoidance of doubt, is not the Dominion Account); (b) no asset is maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account, other than as expressly permitted pursuant to Section 5.8(f); and (c) Grantors cause any and all cash maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account to be used, promptly upon such cash being deposited therein or credited thereto, to acquire Metal that is credited to such Collateral Account immediately upon such acquisition thereof, which Metal is expressly permitted pursuant to Section 5.8(f) to be credited to such Control-Exempt Collateral Account; provided, however, that a Collateral Account shall automatically and immediately cease to be a Control-Exempt Collateral Account at such time, if any, that such Collateral Account ceases to fulfill, or is determined by any Grantor, or reasonably determined by Collateral Agent, not to have fulfilled, the criteria set forth in clauses (a) through (c) of this definition, or is required pursuant to any Debenture Document to be subject to a Control Agreement or any Lien of Collateral Agent on or in such Collateral Account (or on or in any asset maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account) is required pursuant to any Debenture Document to be perfected by Control or subject to the Control of Collateral Agent; provided, further, however, and for the avoidance of doubt, (i) the sole effect of a Collateral Account constituting a Control-Exempt Collateral Account is that, unless and until such time (if any) that such Collateral Account ceases to constitute a Control-Exempt Collateral Account, Grantors shall not be required to cause such Control-Exempt Collateral Account to be subject to a Control Agreement (although Grantors shall nevertheless be required to cause such Control-Exempt Collateral Account to be subject to a Collateral Access Agreement at all times on and after the later of the date that such Control-Exempt Collateral Account is opened or otherwise first exists or is acquired by a Grantor and the deadline for delivery of such Collateral Access Agreement pursuant to Section 5.9(a)), and (ii) without limiting the generality of the immediately foregoing clause (i), any Collateral Account’s status as a Control-Exempt Collateral Account shall have no effect on any term or provision of any Debenture Document concerning any Lien (whether of or in favor of Collateral Agent or any other Person) on or in such Collateral Account (or on or in any asset maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account), any consequence of any such Lien or of the lack of any such Lien, the perfection or priority of any Lien (including, by way of example and not of limitation, any requirement that Collateral Agent have a first-priority perfected security interest in and Lien on such Collateral Account or in or on any asset maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account), or any consequence of any such perfection or priority or of the lack of any such perfection or priority, in each case except pertaining solely to any requirement that such Collateral Account be subject to a Control Agreement or solely to the extent that Collateral Agent’s Lien on or in such Collateral Account (or on or in any asset maintained, held, contained, deposited, or carried in, or credited to, such Collateral Account) can be perfected only by means of Collateral Agent having Control thereof pursuant to a Control Agreement.

“Control-Required Collateral Account” means each Collateral Account that is a Deposit Account, Securities Account, or Commodity Account, beginning upon the date that such Collateral Account is required to be subject to a Control Agreement pursuant to Section 5.8 and continuing at all times thereafter (unless and until such Collateral Account is closed and Collateral Agent expressly consents to such closure in advance thereof or concurrently therewith in a written agreement executed by Collateral Agent, which consent, for the avoidance of doubt, shall not constitute a waiver of any Event of Default arising from such closure unless and except as expressly specified in such written agreement); provided, however, that the Dominion Account shall constitute a Control-Required Collateral Account beginning upon the date of this Agreement and continuing at all times thereafter.

“Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee, including those listed on Schedule 5, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Debentures” has the meaning set forth in the Recitals hereto.

“Debenture Documents” means the Purchase Agreement, each Debenture, this Agreement, each Control Agreement (including, without limitation, the Dominion Account Control Agreement), each Collateral Access Agreement (including, without limitation the Brink’s Bailee Agreement), each other Transaction Document, and any and all other agreements, instruments, certificates, and documents executed by the Company or any Subsidiary thereof and delivered to or made in favor of any Security Party pursuant to or in connection with the Purchase Agreement, any Debenture, this Agreement, or any other Transaction Document (including without limitation each Intellectual Property Security Agreement, each Joinder Agreement, each Pledge Acknowledgement, each Irrevocable Proxy, each Instrument of Transfer, and each Registration Page), in each case as amended, amended and restated, supplemented or otherwise modified from time to time, and inclusive of all amendments, supplements, and other modifications thereto and amendment and restatements thereof. For the avoidance of doubt, each Debenture Document constitutes a Transaction Document.

“Default” means any event or condition that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

“Deposit Account” means any “deposit account” as such term is defined in Article 9 of the UCC, and any bank account located outside of the United States and having a deposit function, (a) in each case including, without limitation, all money, cash, funds, and other property from time to time maintained, held, contained, deposited, or carried therein or credited thereto, including, without limitation, any such “deposit account” or other such bank account as it is renumbered or retitled from time to time, and together with any and all replacements of each such account, any and all subaccounts of each such account, and any and all substitutions of any and all of the foregoing, and any and all things in action arising from or related to any of the foregoing. The term “Deposit Accounts” includes, without limitation, all Deposit Accounts listed on Schedule 6 hereto, and all of the assets of the types described in this definition with respect to each such Deposit Account.

“Deposit Account Control Agreement” means a Deposit Account Control Agreement (ARAN) or a Deposit Account Control Agreement (ARI).

“Deposit Account Control Agreement (ARAN)” means, with respect to one or more Deposit Accounts established or acquired by a Grantor (or one or more Deposit Accounts of a Grantor in existence as of the date of this Agreement), an agreement by and among, without limitation, such Grantor, the bank or other financial institution maintaining such Deposit Account or such Deposit Accounts, as applicable, and Collateral Agent, in form, substance, and execution satisfactory to Collateral Agent, governed by the laws of the State of New York (or the laws of such other jurisdiction as is expressly approved by Collateral Agent in writing), establishing Collateral Agent’s Control of such Deposit Account or such Deposit Accounts, as applicable, and sufficient to perfect Collateral Agent’s security interest in and Lien on each Deposit Account listed in or otherwise subject to such agreement, which agreement is sufficient to perfect by Collateral Agent’s security interest in and Lien on each such Deposit Account by Control, and whereby (a) the bank or other financial institution party thereto acknowledges the Liens of Collateral Agent on each Deposit Account listed in or otherwise subject to such agreement and the property from time to time maintained, held, contained, deposited, or carried in or credited to each such Deposit Account; (b) the bank or other financial institution maintaining such Deposit Account or such Deposit Accounts, as applicable, agrees to comply only with the instructions originated by Collateral Agent, without consent of or notice to any other Person, upon and after the delivery of a notice of sole control by Collateral Agent to such bank or other financial institution with respect to such Deposit Account Control Agreement; and (c) except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent, the bank or other financial institution party thereto waives in favor of Collateral Agent any and all rights of set-off, counterclaim, and similar rights of such the bank or other financial institution party thereto against such Grantor and against or with respect to each Deposit Account listed in or otherwise subject to such agreement and all property from time to time maintained, held, contained, deposited, or carried in or credited to any and all such Deposit Accounts. Each Deposit Account Control Agreement (ARAN) is a Debenture Document and a Transaction Document.

“Deposit Account Control Agreement (ARI)” means, with respect to one or more Deposit Accounts established or acquired by a Grantor (or one or more Deposit Accounts of a Grantor in existence as of the date of this Agreement), an agreement by and among, without limitation, such Grantor, the bank or other financial institution maintaining such Deposit Account or such Deposit Accounts, as applicable, and Collateral Agent, in form, substance, and execution satisfactory to Collateral Agent, governed by the laws of the State of New York (or the laws of such other jurisdiction as is expressly approved by Collateral Agent in writing), establishing Collateral Agent’s sole and exclusive Control of (and sole and exclusive rights to access, withdraw from, and direct the disposition of funds from) such Deposit Account or such Deposit Accounts, as applicable, fully restricting such Grantor’s rights with respect to such Deposit Account or such Deposit Accounts, as applicable, in each case immediately upon execution and delivery of such agreement by the parties thereto and continuing at all times thereafter until such agreement is terminated in writing in accordance with its terms, and sufficient to perfect Collateral Agent’s security interest in and Lien on each Deposit Account listed in or otherwise subject to such agreement, which agreement is sufficient to perfect by Collateral Agent’s security interest in and Lien on each such Deposit Account by Control, and whereby (a) the bank or other financial institution party thereto acknowledges the Liens of Collateral Agent on each Deposit Account listed in or otherwise subject to such agreement and the property from time to time maintained, held, contained, deposited, or carried in or credited to each such Deposit Account; (b) the bank or other financial institution party thereto agrees to comply only with the instructions originated by Collateral Agent, without consent of or notice to any other Person, and not to comply with instructions originated by any Person other than Collateral Agent, immediately upon execution and delivery of such agreement by the parties thereto and continuing at all times thereafter until such agreement is terminated in writing in accordance with its terms; and (c) except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent, the bank or other financial institution party thereto waives in favor of Collateral Agent any and all rights of set-off, counterclaim, and similar rights of such the bank or other financial institution party thereto against such Grantor and against or with respect to each Deposit Account listed in or otherwise subject to such agreement and all property from time to time maintained, held, contained, deposited, or carried in or credited to any and all such Deposit Accounts. Each Deposit Account Control Agreement (ARI) is a Debenture Document and a Transaction Document.

“Digital Asset” means any blockchain-based digital asset, cryptocurrency or other cryptoasset, whether or not denominated in Dollars or another currency or deemed to be a “security” under Section 2(a)(1) of the Securities Act; provided that “Digital Asset” does not include the underlying software or protocol governing transfers of digital representations of value; provided further that Digital Assets shall not include any legal tender or fiat money of the United States.

“Disposition” means the sale, transfer, license, lease or other disposition (including by Division, any sale and leaseback transaction, or otherwise) of any property (including any Equity Interest), or part thereof, by any Person, including without limitation any sale, assignment, transfer, forgiveness, write-off or other disposal, with or without recourse, of any note or Account, or any right or claim with respect to any of the foregoing.

“Division” is defined in Section 1.3 hereof.

“Document” means “document”, as such term is defined in as defined in the UCC (and/or with respect to any Document of a Canadian Issuer Party, a “document of title” as defined in the PPSA) or any other applicable Law, as applicable.

“Dollar” and the sign “$” mean lawful money of the United States of America.

“Dominion Account” means that certain Securities Account #GBI-250819-021-439 in the name of Gold SPV and maintained with GBI.

“Dominion Account Control Agreement” means that certain Securities Account Control Agreement, dated as of the date of this Agreement, pertaining to the Dominion Account and by and among GBI, Gold SPV, the Company, and Collateral Agent, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time.

“Electronic Chattel Paper” means, at any time: (a) if “Electronic Chattel Paper” is defined in the UCC at such time, “Electronic Chattel Paper” as defined in such UCC and (b) if “Electronic Chattel Paper” is not defined in the UCC at such time, Chattel Paper evidenced by a record or records consisting of information stored in an electronic medium.

“Equipment” means “equipment” as such term is defined in Section 9-102(a) of the UCC, including, without limitation, any and all Metal that constitutes “equipment”, as so defined.

“Equity Interest” means any Security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity or unincorporated organization, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

“Event of Default” means an “Event of Default” as defined in Section 6.1 hereof or an “Event of Default” as defined in any other Debenture Document.

“Excluded Accounts” means, with respect to any Grantor, the employee payroll accounts of such Grantor; provided; however, that in no event shall any of the following constitute an Excluded Account: (a) any Securities Account or Commodity Account of a Grantor; (b) the Dominion Account; or (c) any other Collateral Account at any time that such Collateral Account is required pursuant to this Agreement to be subject to a Control Agreement or the Person with which such Collateral Account is maintained is required to be party to a Collateral Access Agreement pertaining to such Collateral Account (provided, however, that no Collateral Account shall be deemed to be an Excluded Account solely because the deadline for delivery of a Control Agreement or a Collateral Access Agreement, as applicable, with respect thereto has not yet occurred at the time of determination or because such Collateral Account is a Control-Exempt Collateral Account).

“Excluded Property” means, with respect to any Grantor: (a) any “intent-to-use” trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications; (b) any of such Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party to the extent, but only to the extent, that the grant of a security interest therein pursuant to this Agreement to secure the Obligations pursuant to this Agreement would, under the express terms of such license, contract or agreement, result in the termination, a material breach of the terms of, or constitute a material default under, such license, contract or agreement (other than to the extent that any such term (A) has been waived or such grant of a security interest consented to, (B) would cease to be applicable or effective upon consent or waiver by a Grantor or a Subsidiary or Affiliate of a Grantor, or (C) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the UCC or other applicable provisions of the UCC, or pursuant to the PPSA, the Civil Code or any other applicable Law (including the applicable debtor relief laws) or principle of equity); (c) any assets of a Grantor with respect to which, to the extent expressly agreed by Collateral Agent in a written agreement executed by Collateral Agent, which agreement may be given, conditioned, or withheld in the sole discretion of Collateral Agent, either (i) the burdens, cost or other consequence of obtaining, perfecting or maintaining a security interest or Lien in such assets are excessive in view of the benefits to be obtained by the Secured Parties, or (ii) the cost or other consequence of obtaining, perfecting or maintaining a security interest or Lien in such assets pursuant to this Agreement to secure the Obligations pursuant to this Agreement exceeds the fair market value of such assets or the practical benefit to the Secured Parties afforded (or proposed to be afforded) thereby; (d) real estate, to the extent that a security interest therein can be perfected only by the recording of a Mortgage; and (e) Excluded Accounts; provided, however, that:

(1) with respect to the Excluded Property described in clause (b) above, (x) immediately and automatically upon the ineffectiveness, lapse, termination or waiver of any such term, (i) such property, asset, right, title, or interest shall cease to constitute Excluded Property and shall instead constitute Collateral, (ii) such property, asset, right, title, or interest shall be deemed assigned, pledged, hypothecated, transferred and conveyed to Collateral Agent, and a continuing security interest in and Lien on such property, asset, right, title, or interest shall be deemed granted, in each case by the applicable Grantor to Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, pursuant to Section 3, and (iii) the security interests granted to Collateral Agent pursuant to, and the Liens of Collateral Agent created by, this Agreement shall attach to such property, asset, right, title, or interest, in the case of each of the immediately foregoing clauses (i) through (iii) as if such term had never been in effect; and (y) the exclusions in clause (b) above shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interest in and Liens upon any rights, title or interests of a Grantor in or to the Proceeds of, or any monies due or to become due under, any such license, contract or agreement, provided that such security interest or Lien would not itself result in the termination, material breach of the terms or a material default under the express terms of such license, contract or agreement (other than to the extent that any such term (i) has been waived or such security interest or lien consented to, (ii) would cease to be applicable or effective upon consent or waiver by a Grantor or a Subsidiary or Affiliate of a Grantor, or (iii) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the UCC or other applicable provisions of the UCC, or pursuant to the PPSA, the Civil Code or any other applicable Law (including the applicable debtor relief laws) or principle of equity);

(2) except as otherwise expressly provided in the immediately foregoing clause (1)(y), “Excluded Property” shall not include Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would themselves otherwise constitute Excluded Property);

(3) immediately and automatically upon cessation of the condition or circumstance that caused any property, asset, right, title, or interest of any Grantor to constitute Excluded Property, (i) such property, asset, right, title, or interest shall cease to constitute Excluded Property and shall instead constitute Collateral, (ii) such property, asset, right, title, or interest shall be deemed assigned, pledged, hypothecated, transferred and conveyed to Collateral Agent, and a continuing security interest in and Lien on such property, asset, right, title, or interest shall be deemed granted, in each case by the applicable Grantor to Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, pursuant to Section 3, and (iii) the security interests granted to Collateral Agent pursuant to, and the Liens of Collateral Agent created by, this Agreement shall attach to such property, asset, right, title, or interest, in the case of each of the immediately foregoing clauses (i) through (iii) as if such condition or circumstance never existed; and

(4) notwithstanding anything to the contrary in this Agreement or otherwise, none of the following, in each case whether owned, held, or existing as of the date of this Agreement, or hereafter acquired or arising, shall constitute Excluded Property: (i) any Specified Asset of any Grantor or (ii) any right, title, or interest of any Grantor in, to, or under (A) any Equity Interest of Gold SPV or of any other Grantor, or of any Tokenization SPV or other Subsidiary of Holdings SPV, or any other asset, right, title, interest, privilege, authority, or power of any Grantor of any of the types described in the definition of Pledged Equity with respect to Gold SPV, any other Grantor, or any Tokenization SPV or other Subsidiary of Holdings SPV, (B) any Equity Interest of any other Subsidiary of the Company (or any other asset, right, title, interest, privilege, authority, or power of any Grantor of any of the types described in the definition of Pledged Equity with respect to any such Subsidiary), other than any Subsidiary that is a joint venture, solely if and to the extent constituting Excluded Property under clause (b) of this definition, but giving effect to the terms and provisions of subclauses (1) through (3) immediately above, or (C) any Securities Account, any Commodity Account, the Dominion Account, or any other Collateral Account at any time that such Collateral Account is required pursuant to this Agreement to be subject to a Control Agreement or the Person with which such Collateral Account is maintained is required to be party to a Collateral Access Agreement pertaining to such Collateral Account (provided, however, that no Collateral Account shall be deemed to be an Excluded Account solely because the deadline for delivery of a Control Agreement or a Collateral Access Agreement, as applicable, with respect thereto has not yet occurred at the time of determination or because such Collateral Account is a Control-Exempt Collateral Account).

“Financial Assets” has the meaning set forth in in Article 8 of the UCC.

“Fixtures” means “fixtures” as such term is defined in Section 9-102(a)(41) of the UCC or in any other applicable Law, as applicable, and, in any event, including all of the following: plant fixtures, business fixtures, other fixtures and storage facilities, and all additions and accessories thereto and replacements therefor, in each case wherever located.

“GBI” means Gold Bullion International, LLC, a New York limited liability company.

“General Intangibles” means “general intangibles” as such term is defined in Section 9-102(a)(42) of the UCC or in the PPSA, as applicable, and in any event includes, with respect to any Grantor, without limitation: (a) all Payment Intangibles; (b) all contracts, agreements, instruments and indentures in any form, and portions thereof, and all rights, title, and interests of such Grantor in, to, or under contracts, agreements, instruments, and indentures in any form, and portions thereof, in each case as amended, amended and restated, supplemented, or otherwise modified from time to time; and (c) all rights of such Grantor arising under, in connection with, or with respect to any of the foregoing, including, without limitation: (i) all rights to receive money, Metal (or its value), or other consideration, whether due or to become due; (ii) all rights to damages and other remedies arising out of or relating to any breach, default, or nonperformance of or under any and all contracts, agreements, instruments, and indentures in any form, and portions thereof; and (iii) all rights to perform, enforce, or exercise any remedies or other rights thereunder; provided, however that neither the assignments, collateral assignments, pledges, hypothecations, transfers, or conveyances by any of the Grantors of General Intangibles to or for the benefit of any of the Secured Parties, nor any of the Liens on or continuing security interests in General Intangibles granted by Grantors to any of the Secured Parties, nor any other term or provision of any Debenture Document, nor any of the Liens created by any of the Debenture Document, nor the receipt by any Secured Party of any payment relating to any General Intangible, nor any action or inaction on the part of any Secured Party shall result in (A) any Secured Party (i) being required or obligated in any manner to pay, perform, or assume any of the obligations or liabilities of any Grantor or other Person, under, in connection with, or with respect to any General Intangible, (ii) being required or obligated in any manner to perform, enforce, or exercise any of the rights or remedies of any Grantor or other Person under, in connection with, or with respect to any General Intangible, (iii) having any obligation or liability under, in connection with, or with respect to any General Intangible, (iv) assuming any of the obligations, duties, or liabilities of any Grantor or other Person under, in connection with, or with respect to any General Intangible, or (v) being required or obligated in any manner to perform, fulfill, or discharge any of the obligations, duties, or liabilities of any Grantor or any other Person under, in connection with, or with respect to any General Intangible, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any Person under, in connection with, or with respect to any General Intangible, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to any Secured Party or to which any Secured Party may be entitled at any time or times; or (B) any Grantor or any other Person ceasing to be liable under, in connection with, or with respect to any General Intangible or ceasing to be bound to observe, pay, or perform any of the obligations, duties, or liabilities to be observed, paid, or performed by it under, in connection with, or with respect to any General Intangible; provided, further, however, that nothing in the foregoing proviso shall affect, limit, restrict, or otherwise impair any assignment, collateral assignment, pledge, hypothecation, transfer, or conveyance by any of the Grantors of any General Intangible (or of any of their respective rights, titles, and interests therein, thereto, or thereunder) to Collateral Agent (for the ratable benefit of the Secured Parties), or any of the Liens on or continuing security interests in General Intangibles granted by the Grantors to Collateral Agent (for the ratable benefit of the Secured Parties), or any Lien created by any Debenture Document.

“Gold SPV” is defined in the preamble hereto.

“Goods” means “goods” as such term is defined in Section 9-102(a) of the UCC, including, without limitation, any and all Metal that constitutes “goods”, as so defined.

“Grantor” and “Grantors” are defined in the preamble hereto.

“Guarantors” means the Grantors; provided, however, that, with respect to the guarantee of the Obligations pursuant to this Agreement, the Company shall not be considered a Guarantor of its own direct Obligations arising solely in its capacity as the issuer of the Debentures.

“Holdings SPV” is defined in the preamble hereto.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all Proceeds and damages therefrom.

“Intellectual Property Security Agreement” means a trademark security agreement, copyright security agreement or patent security agreement, in each case in the form of Annex V hereto (using the respective applicable provisions of such form) or in any other form acceptable to Collateral Agent, and made in favor of Collateral Agent (for the ratable benefit of the Secured Parties) by a Grantor, pursuant to which such Grantor grants to Collateral Agent (for the ratable benefit of the Secured Parties) a security interest in such Grantor’s right, title, and interest in, to, and under Trademarks (to the extent not constituting Excluded Property), Copyrights or Patents, as applicable, as security for the Obligations.

“Intercompany Note” means any promissory note evidencing any loan made by any Grantor to any other Grantor or any of their respective Subsidiaries.

“Inventory” means “inventory” as such term is defined in Article 9 of the UCC, in the PPSA or in any other applicable Law, including (a) any and all Metal that constitutes “inventory, as so defined; and (b) all Goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such Goods, or otherwise used or consumed in a Grantor’s business (excluding Equipment).

“Investment” means, as to any Person, any direct or indirect investment by such Person, whether by means of a loan, advance or cash or capital contribution to, a guarantee or assumption of Indebtedness of, or a purchase of any Indebtedness or asset of another Person.

“Investment Property” means the collective reference to (a) “investment property” as such term is defined in Section 9-102(a)(49) of the UCC, and (b) whether or not constituting “investment property” as so defined, Commodity Contracts, Commodity Accounts, Financial Assets, Pledged Equity, Pledged Notes, Securities, and Security Entitlements.

“IP Filing Collateral” means, collectively, (a) United States registered and applied for Copyrights, United States federally registered and applied for Trademarks, and United States issued and applied for Patents (such Copyrights, Trademarks, and Patents, “US IP Filing Collateral”); (b) Canadian issued and applied for Patents, Canadian federally registered and applied for Trademarks, and Canadian registered and applied for Copyrights (such Copyrights, Trademarks, and Patents, the “Canadian IP Filing Collateral”); and (c) Intellectual Property, other than US IP Filing Collateral and Canadian IP Filing Collateral, with respect to which a security interest is perfected, or the rights of a secured party protected, by the filing of an Intellectual Property Security Agreement (such Intellectual Property, “Foreign IP Filing Collateral”).

“IP Filing Office” means, collectively, (a) the United States Copyright Office or any successor office thereof, the United States Patent and Trademark Office or any successor office thereof, and each applicable office of a political subdivision of the United States (the offices described in this clause (a), collectively, the “US IP Filing Offices”); (b) Canadian Intellectual Property Office or any successor office (the “Canadian IP Filing Office”); and (c) the applicable office of a country other than the United States or Canada, or a political subdivision of a country other than the United States or Canada (each such office, a “Foreign IP Filing Office”).

“Issuers” means the collective reference to each issuer of any Investment Property.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof, in each case whether or not having the force of law.

“LBMA” means the London Bullion Market Association.

“LBMA Good Delivery Rules” means the “good delivery rules” promulgated by the London Bullion Market Association, as updated or otherwise modified by the LBMA from time to time.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, banker’s lien, lien (statutory or other), claim (by way of example and not of limitation, any claim for penalties), right of recoupment or set-off, charge or other security interest, or any preference, priority or other security agreement or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Letter-of-Credit Right” means “letter-of-credit right” as such term is defined is defined in Article 9 of the UCC or in any other applicable Law, as applicable, and in any event shall mean a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment of performance.

“Metals” means gold, silver, platinum, palladium, and other precious metals, whether in bullion form or otherwise.

“Obligations” means all of the payment and performance obligations of any or all of the Company and its Subsidiaries, including, without limitation, the Debenture Obligations and, for the avoidance of doubt, any and all amounts owing by any Grantor to the Secured Parties and Placement Agents, or any of them, pursuant to the Debenture Documents, including without limitation all reimbursement obligations, indemnification obligations, indemnification and reimbursement payments, fees, costs and expenses, and the obligation to pay or to reimburse the Secured Parties and Placement Agents for fees, costs and expenses of counsel incurred thereby in connection with the Debenture Documents, in each case whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, and together with all renewals, extensions, modifications or refinancings thereof.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement).

“Paid in Full” means, in each case in accordance with the Debenture Documents: (a) the indefeasible payment in full in cash and performance of all Obligations; (b) the conversion in full of all Debentures; (c) the termination of all commitments, obligations, and options of each Secured Party (including those of Buyer to purchase Debentures); and (d) the termination of this Agreement in accordance with the Purchase Agreement and each Debenture. “Payment in Full” has the corollary meaning.

“Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 5.

“Patents” means: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisionals, continuations, renewals and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Equity” means, collectively, (a) the Equity Interests listed on Schedule 1, together with any and all other Equity Interests, certificates, options or rights of any nature whatsoever in respect of the Equity Interests of any Person that are or may be issued or granted to, or held by, any Grantor while this Agreement is in effect; (b) all rights, title, interests, privileges, authorities, and powers of any Grantor as a limited or general partner in any partnership or as a member, manager, or managing member of any limited liability company; (c) all rights, title, interests, privileges, authorities, and powers of any Grantor in, to and under any and all Organizational Documents of any and all Issuers; and (d) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or Proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Equity, from time to time received, receivable or otherwise distributed or distributable to any Grantor in respect of or in exchange for any or all of the Pledged Equity.

“Pledged Notes” means (a) all promissory notes listed on Schedule 1, (b) all Intercompany Notes at any time issued to any Grantor and (c) all other promissory notes issued to, held by, or payable to the order of or to the registered assigns of any Grantor.

“PPSA” the Personal Property Security Act (British Columbia), as amended from time to time, (or any successor statute) and the regulations thereunder; provided, however, if validity, perfection and effect of perfection and non-perfection and opposability of Collateral Agent’s security interest in and Lien on any Collateral of any Canadian Issuer Party are governed by the personal property security laws of any jurisdiction other than British Columbia, PPSA shall mean those personal property security laws (including the Civil Code) in such other jurisdiction for the purposes of the provisions hereof relating to such validity, perfection, and effect of perfection and non-perfection and for the definitions related to such provisions, as from time to time in effect.

“Proceeds” means “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC or in any other applicable Law, as applicable, and in any event shall include, without limitation, all dividends and other income from Investment Property, collections thereon and distributions and other payments with respect thereto.

“Purchase Agreement” has the meaning set forth in the Recitals hereto.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

“Secured Parties” means, collectively, the Collateral Agent and the Buyer.

“Securities Accounts” means “securities accounts” as such term is defined in Article 8 of the UCC or in the STA, as applicable, and in any event shall include, without limitation, (a) all money, cash, funds, Investment Property, Metals, Specified Assets, and other property from time to time maintained, held, contained, deposited, or carried therein or credited thereto, and all such “securities accounts” as they are renumbered or retitled from time to time, and together with any and all replacements of each such account, any and all subaccounts of each such account, and any and all substitutions of any and all of the foregoing, and any and all things in action arising from or related to any of the foregoing, and all Security Entitlements with respect to any of the foregoing, and (b) all “securities accounts” as such term is defined in Article 8 of the UCC or in the STA, as applicable, listed on Schedule 6 hereto, and all of the assets of the types described in the foregoing clause (a) with respect to each such “securities account” listed on Schedule 6 hereto.

“Securities Account Control Agreement” means, with respect to one or more Securities Accounts established or acquired by a Grantor (or one or more Securities Accounts of a Grantor in existence as of the date of this Agreement), an agreement by and among, without limitation, such Grantor, the Securities Intermediary with which such Securities Account or such Securities Accounts, as applicable, are maintained, and Collateral Agent, in form, substance, and execution satisfactory to Collateral Agent, governed by the laws of the State of New York (or the laws of such other jurisdiction as is expressly approved by Collateral Agent in writing), establishing Collateral Agent’s Control of each Securities Account listed in or otherwise subject to such agreement, which agreement is sufficient to perfect Collateral Agent’s security interest in and Lien on each such Securities Account by Control, and whereby (a) the Securities Intermediary party thereto, Collateral Agent, and such Grantor have expressly agreed that, unless otherwise expressly directed by Collateral Agent in a writing executed by Collateral Agent, each account listed in or otherwise subject to such agreement shall constitute, and is to be treated as, a “securities account” (as term is defined in Article 8 of the UCC or in the STA, as applicable), and all property maintained, held, contained, deposited, or carried in or credited to each account listed in or otherwise subject to such agreement at any time and from time to time shall constitute, and is to be treated as, a “financial asset” (within the meaning of UCC §8-102(a)(9)); (b) the Securities Intermediary party thereto acknowledges the Liens of Collateral Agent on each Securities Account listed in or otherwise subject to such agreement and the property from time to time maintained, held, contained, deposited, or carried in or credited to each such Securities Account; (c) the Securities Intermediary party thereto, Collateral Agent, and such Grantor expressly agree that no property from time to time maintained, held, contained, deposited, or carried in or credited to any Securities Account listed in or otherwise subject to such agreement may be transferred or withdrawn from such Securities Account or otherwise disposed of, except as expressly consented to by Collateral Agent in a writing executed by Collateral Agent and delivered by Collateral Agent to the Securities Intermediary party thereto; (d) the Securities Intermediary party thereto agrees to comply only with instructions originated by Collateral Agent (which instructions may include, without limitation, that such Securities Intermediary deliver any and all property from time to time held, contained, deposited, or carried in or credited to each Securities Account listed in or otherwise subject to such agreement to, or as directed by, Collateral Agent), without notice to or consent of any other Person, at all times upon and after the delivery of a notice of sole control by Collateral Agent to such Securities Intermediary with respect to such agreement; and (e) except to the extent, if any, otherwise expressly agreed to in such agreement by Collateral Agent, the Securities Intermediary party thereto waives in favor of Collateral Agent any and all rights of set-off, counterclaim, and similar rights of such Securities Intermediary party thereto against such Grantor and against or with respect to each Securities Account listed in or otherwise subject to such agreement and all property from time to time maintained, held, contained, deposited, or carried in or credited to any and all such Securities Accounts. Each Securities Account Control Agreement is a Debenture Document and a Transaction Document.

“Securities Intermediary” has the meaning set forth in Article 8 of the UCC.

“Securities Act” means the Securities Act of 1933, as amended.

“Security” has the meaning set forth in Article 8 of the UCC or in any other applicable Law, as applicable.

“Security Entitlement” has the meaning set forth in in Article 8 of the UCC or in the STA, as applicable.

“Specified Assets” means all rights, title, and interests of each Grantor in, to, and under (a) Metals; (b) Specified Contracts; and (c) Digital Assets.

“Specified Contracts” means all contracts, agreements, and instruments to which any Grantor is party that: (a) provide or give rise to the right of any Grantor to purchase any Metal, including all contracts, agreements, and instruments to which any Grantor is party and pertaining to any Grantor’s right to purchase Metal from any Person that mines gold, silver, or other precious metal; or (b) pertain in any way to the warehousing, processing, vaulting, or other storage of or bailment or custodial arrangement with respect to any Specified Metal.

“Specified Metal Account” means an account (which account is neither a Commodity Account, a Deposit Account, a Securities Account, nor, for the avoidance of doubt, the Dominion Account) in the name of a Grantor, maintained in a State or Commonwealth that is a political subdivision of the United States of America with a Person whose jurisdiction is the State of New York (or such other State or Commonwealth that is a political subdivision of the United States of America that is expressly agreed to in writing by Collateral Agent with respect to such account), which account is of a type such that an asset can be maintained, held, contained, deposited, or carried therein, or credited thereto, and including, without limitation: (a) all money, cash, funds, Investment Property, Metals, Specified Assets, and other assets from time to time maintained, held, contained, deposited, or carried therein or credited thereto, and all such accounts as they are renumbered or retitled from time to time, and together with any and all replacements of each such account, any and all subaccounts of each such account, and any and all substitutions of any and all of the foregoing, and any and all things in action arising from or related to any of the foregoing; (b) each account listed on Schedule 6 hereto and indicated on such Schedule 6 as being a Specified Metal Account (so long as such account neither constitutes, nor is indicated on such Schedule 6 as being, a Commodity Account, a Deposit Account, a Securities Account, or for the avoidance of doubt, the Dominion Account); and (c) all of the assets of the types described in the foregoing clause (a) with respect to each account listed on Schedule 6 hereto and indicated on such Schedule 6 as being a Specified Metal Account (so long as such account neither constitutes, nor is indicated on such Schedule 6 as being, a Commodity Account, a Deposit Account, a Securities Account, or for the avoidance of doubt, the Dominion Account); provided, however, that a Specified Metal Account shall automatically and immediately cease to be a Specified Metal Account at such time, if any, that such Collateral Account is determined by any Grantor, or reasonably determined by Collateral Agent, to constitute a Commodity Account, a Deposit Account, or a Securities Account, and from and after any such determination with respect to such Collateral Account, such Collateral Account shall constitute a Commodity Account, a Deposit Account, or a Securities Account, as applicable, and Grantors shall be required to cause such Collateral Account to be subject to a Control Agreement in accordance with and pursuant to Section 5.8.

“Specified Metals” means all Metals with respect to which any Grantor has any right, title, or interest therein, thereto, or thereunder.

“Specified Tokenization Asset Business” means the following activities: (a) the purchase, acquisition, owning, holding, receiving, exchanging, selling, lending, leasing, options, hedging, disposing, endorsing, transferring, assigning, pledging and financing of Metal, Specified Tokenization Digital Assets or any other Specified Tokenization Asset; (b) the issuance, creation, minting or staking of a Specified Tokenization Digital Asset; and (c) the engaging in any lawful act or activity and exercise of any powers permitted to limited liability companies related or incidental to or necessary, convenient or advisable for the accomplishment of the above-mentioned purposes.

“Specified Tokenization Assets” means all rights title and interest of each Tokenization SPV in, to, and under (a) Metal, (b) all contracts, agreements, and instruments to which such Tokenization SPV is party that: (i) provide for or give rise to the right of such Tokenization SPV to purchase, sell, borrow, lend, lease, exercise options, hedge (or exercise any other right related to, or in connection therewith) any Metal for the ultimate purpose of tokenizing a Digital Asset related to such Metal (or rights related thereto) (such a Digital Assert, a “Specified Tokenization Digital Asset”); (ii) pertain in any way to the warehousing, processing, vaulting, or other storage of or bailment or custodial arrangement with respect to any Metal related to a Specified Tokenization Digital Asset; and (iii) pertains in any way to the tokenization or issuance, creation, minting, or staking of a Specified Tokenization Digital Asset and (c) any Specified Tokenization Asset.

“STA” the Securities Transfer Act (British Columbia) (or any successor statute), as amended from time to time, and the regulations thereunder.

“Streamex” is defined in the preamble hereto.

“Supporting Obligation” has the meaning set forth in Article 9 of the UCC, and in any event means a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property, including, but not limited to, Securities, Investment Property, bills, notes, lien notes, judgments, chattel mortgages, mortgages, security interests, hypothecs, assignments, guarantees, suretyships, accessories, bills of exchange, negotiable instruments, invoices and all other rights, benefits and documents now or hereafter taken, vested in or held by a Person in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which a Person now has or may at any time hereafter have against any other Person in respect thereof, including rights in its capacity as seller of any property or assets returned, repossessed or recovered, under an installment or conditional sale or otherwise.

“Tangible Chattel Paper” means, at any time: (a) if “Tangible Chattel Paper” is defined in the UCC at such time, “Tangible Chattel Paper” as defined in such UCC and (b) if “Tangible Chattel Paper” is not defined in the UCC at such time, Chattel Paper evidenced by a record or records consisting of information inscribed on a tangible medium.

“Tokenization SPV” means (a) a Subsidiary of Holdings SPV with respect to which each of the following statements is true and correct in all respects (with respect to clause (a)(i)(B), clause (a)(ii), and clause (a)(iii) of this definition, subject only to the rights and interests (and title, if applicable) of Collateral Agent, the other Secured Parties, and the respective successors, assigns, transferees, nominees, designees, and agents of Collateral Agent and the other Secured Parties): (i) 100% of the outstanding Equity Interests of such Subsidiary (A) constitute Collateral and are subject to a first-priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, and (B) are directly owned and controlled, beneficially and of record, by Holdings SPV, and indirectly owned and controlled, beneficially and of record, by the Company, (ii) Holdings SPV possesses the sole direct right (through ownership of the Equity Interests of such Subsidiary) to direct the management, policies, actions, inactions, and decisions of such Subsidiary, (iii) the Company possesses an indirect right (by means of the Company’s sole direct right (through ownership of the Equity Interests of Holdings SPV) to direct the management, policies, actions, inactions, and decisions of Holdings SPV) to direct the management, policies, actions, inactions, and decisions of such Subsidiary; and (b) which Subsidiary has not and shall not (in each case subject to the proviso at the end of this definition):

(i)  engage in any operation or activity other than the operation or activity expressly specified in this Agreement, or in such of its Organizational Documents that are expressly approved by the Collateral Agent, to be engaged in by such Subsidiary;

(ii) fail to be a member-managed limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware;

(iii) merge or consolidate with or into any Person or, unless required by a provision of applicable law that is neither waivable nor otherwise avoidable, engage in, seek, cause, consent to, suffer, or permit its dissolution, winding up, termination, or liquidation;

(iv)  except at the request or direction of, or as expressly consented to in writing by, the Collateral Agent, cause, make, consent to, suffer, or permit: (A) any transfer of any of its Equity Interests (for the avoidance of doubt and without limiting the generality of the proviso appearing at the end of this definition, other than the assignment, pledge, hypothecation, transfer, and conveyance thereof to Collateral Agent, and the grant to Collateral Agent, for the ratable benefit of the Secured Parties, of a continuing security interest in and Lien thereon, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, pursuant to this Agreement or any Joinder Agreement), (B) any amendment to or supplementation, modification, restatement, or amendment and restatement of any of its Organizational Documents (or any of the terms or provisions thereof), (C) any noncompliance with any of the terms or provisions of its Organizational Documents, or (D) any change to its legal identity or structure;

(v) (A) file a voluntary petition or otherwise engage in, seek, cause, consent to, suffer, permit, or initiate proceedings to have itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor adjudicated bankrupt or insolvent, (B) engage in, seek, cause, suffer, permit, or consent to the institution of bankruptcy or insolvency proceedings against itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor, or (C) file a petition (or seek, cause, make, suffer, permit, or consent to the filing of such a petition) seeking or consenting to reorganization or relief of itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor as debtor under any law relating to bankruptcy, insolvency, or other relief for debtors with respect to itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor;

(vi) (A) seek, cause, make, consent to, suffer, or permit: (1) the appointment of any trustee, receiver, conservator, assignee, sequester, custodian, liquidator, or other Person in any capacity similar to any of the foregoing with respect to itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor, or of all or any substantial part of the properties and assets of itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor, or (2) any general assignment for the benefit of creditors of itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor thereof, or admit in writing the inability of itself, any Grantor, or any Subsidiary or Affiliate of itself or any Grantor to pay the Indebtedness of one or more of such Persons generally as such Indebtedness becomes due, or declare or effect a moratorium on the payment of any of its Indebtedness or any Indebtedness of any Grantor, or any Subsidiary or Affiliate of itself or any Grantor, or (B) seek, cause, make, take, consent to, suffer, or permit any action in furtherance of any of the foregoing;

(vii) acquire or own any asset other than the assets expressly specified in this Agreement (or in such of its Organizational Documents that are expressly approved by the Collateral Agent) to be acquired or owned by such Subsidiary;

(viii)  seek, cause, make, consent to, suffer, or permit any sale, disposition, or other transfer of any of its assets, except: (A) as and to the extent expressly required or permitted by, or required pursuant to, the Debenture Documents, and not in violation of any Debenture Document, and (B) cash distributions to Holdings SPV;

(ix) commingle its assets with the assets of any other Person, or seek, cause, consent to, suffer, or permit such commingling;

(x) fail to: (A) hold its assets in its own name (for the avoidance of doubt and without limiting the generality of the proviso appearing at the end of this definition, other than as is expressly required by or pursuant to this Agreement or any other Debenture Document), or (B) maintain its assets in a manner such that it will not be costly or difficult to segregate, ascertain, or identify the assets of such Subsidiary from those of any other Person;

(xi) [Reserved];

(xii) make any loan or advance to any Person (other than as part of its Specified Tokenization Asset Business), or pay any of the Indebtedness, obligations, or liabilities of any Person other than such Subsidiary, or allow any Person other than such Subsidiary to pay any of the Indebtedness, obligations, or liabilities of such Subsidiary; provided, however, that in each case for the avoidance of doubt and without limiting the generality of the proviso appearing at the end of this definition, nothing in this clause (xii) shall or be deemed to affect in any way the guarantee by the Guarantors of the prompt and complete payment and performance of the Obligations when due (whether at the stated maturity, by acceleration or otherwise), or any of the other Obligations or other obligations or liabilities of any of the Grantors or their respective Affiliates or Subsidiaries under or in connection with any of the Debenture Documents;

(xiii) in each case other than pursuant to this Agreement or any of the other Debenture Documents and in favor of any of the Secured Parties (or Collateral Agent for the benefit of any of the Secured Parties): (A) assume, guaranty or become obligated for any Indebtedness, obligation, or liability of any other Person, (B) hold itself out to be responsible for, or pledge or grant any Lien on or security interest in any of its assets to support, or hold out its assets or credit as being available to satisfy, any Indebtedness, obligation, or liability of any Person, or (C) cause, suffer, or permit any Person to hold itself out to be responsible for, or to pledge or grant any Lien on or security interest in any of such Person’s assets to support, or to hold out such Person’s assets or credit as being available to satisfy, any Indebtedness, obligation, or liability of such Subsidiary;

(xiv) fail to be solvent or to maintain adequate capital for the normal obligations reasonably foreseeable in a business of such Subsidiary’s size and character, in light of its actual and contemplated business operations; provided, however, that nothing in this clause (xiv) shall require any Grantor to make any capital contributions to such Subsidiary, except to the extent, if any, expressly contemplated pursuant to this Agreement;

(xv) fail to: (A) maintain its records, books of account, financial statements, and bank accounts separate and apart from those of any other Person, (B) prepare and maintain its own financial statements in accordance with GAAP or such other accounting method (if any) as is expressly permitted pursuant to the Purchase Agreement or any Debenture; provided, however, that such Subsidiary’s assets may be included in a consolidated financial statement of its Affiliates provided that appropriate notation is made in such consolidated financial statements to indicate the separateness of such Subsidiary and its assets and liabilities, (C) show, or cause to be shown, any of its asset or liabilities separate and apart from those of any other Person in any financial statement of such Subsidiary, (D) file its own income tax returns, except if and to the extent that (1) such Subsidiary is, pursuant to Applicable Law, either required to file consolidated tax returns its Affiliates or not required to file income tax returns, of (2) any Debenture Document expressly permits or requires such Subsidiary to file joint tax returns with the Company or any of the Subsidiaries of the Company, (E) allocate fairly and reasonably among itself and any other Person any overhead or administrative expenses (such as, by way of example and not of limitation, any overhead for common employees or shared office space), or (F) use stationary, invoices, and checks bearing the name of such Subsidiary and not bearing the name of any other Person;

(xvi) fail to: (A) hold itself out to the public as a legal entity separate and distinct from any other Person (other than if and to the extent expressly permitted or required pursuant to the Debenture Documents) or to conduct its business solely in its own name in a manner sufficient to not: (1) mislead any Person as to the entity with which such Person is transacting business, or (2) suggest that such Subsidiary (other than pursuant to or in connection with this Agreement or any of the other Debenture Documents and in favor of any of the Secured Parties (or Collateral Agent for the benefit of any of the Secured Parties)) is responsible for any Indebtedness, obligation, or liability of any other Person, or (B) correct any known misunderstanding regarding the separate identity of such Subsidiary;

(xvii) identify itself as, hold itself out as, or consider itself to be a department or division of any Person, or seek, cause, consent to, suffer, or permit itself to be identified, held out as, or considered to be a department or division of any Person;

(xviii) enter into any contract or agreement (other than its Organizational Documents) with any Subsidiary of Affiliate of such Subsidiary, except: (A) the Debenture Documents, if any, to which such Subsidiary is or is to be a party, (B) as is expressly required, contemplated, or permitted pursuant to any Debenture Document, or (C) as is expressly approved in writing in advance by Collateral Agent; or

(xix) conceal any of its assets from any creditor, or enter into any transaction with the intent to hinder, delay, or defraud any of the creditors of any Person,

provided, however, that nothing in this definition or elsewhere in this Agreement or in any of the other Debenture Documents, or otherwise, shall or shall be deemed to: (x) prevent or restrict the exercise of any right or remedy of Collateral Agent, any other Secured Party, or any successor, assign, transferee, nominee, designee, or agent of Collateral Agent or any other Secured Party under or in connection with any of the Debenture Documents, or to limit the extent to which any such right or remedy may be exercised by any such Person, or (y) modify, limit, reduce, terminate, prevent, extinguish, or nullify any of the obligations, responsibilities, or liabilities of any Grantor (including, by way of example and not of limitation, the obligation of the Guarantors to guarantee the Obligations) or any Subsidiary or Affiliate of any Grantor under any of the Debenture Document, or any of the other obligations, responsibilities, or liabilities of any Grantor to or in favor of Collateral Agent, any other Secured Party, or any successor, assign, transferee, nominee, designee, or agent of Collateral Agent or any other Secured Party and arising out of or in connection with any of the Debenture Documents or any of the transactions contemplated thereby or effected pursuant thereto.

“Trademark Licenses” means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including any of the foregoing referred to in Schedule 5.

“Trademarks” means (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as in effect on the date of this Agreement and from time to time thereafter in the State of New York; provided, that in the event that, by reason of mandatory provisions of applicable law, any or all of the attachment, perfection, non-perfection, effect of perfection or non-perfection, priority of, or remedies with respect to, any of Collateral Agent’s security interests in or Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect on or after the date of this Agreement in a jurisdiction other than the State of New York or by the PPSA, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction or the PPSA, respectively, in each case solely for purposes of the provisions hereof relating to such attachment, perfection, non-perfection, effect of perfection or non-perfection, priority, or remedies and for purposes of definitions related to such provisions.

“Uncertificated Securities” has the meaning set forth in in Article 8 of the UCC or in the STA, as applicable.

“URL” means “uniform resource locator”, an internet web address.

“YAIIPN” has the meaning set forth in the preamble hereto.

SECTION 2 GUARANTY.

2.1 Guaranty. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Collateral Agent, for the ratable benefit of the Secured Parties, and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance of the Obligations when due (whether at the stated maturity, by acceleration or otherwise), in each case whether existing on the date of this Agreement or thereafter arising, incurred, or created.

(b) Anything herein or in any other Debenture Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Debenture Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of any of the Secured Parties hereunder.

(d) The guaranty contained in this Section 2 shall remain in full force and effect until Payment in Full, and thereafter may be reinstated as described in Section 8.17.

(e) No payment made by any of the Guarantors, any other guarantor or any other Person or received or collected by any of the Secured Parties from any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, and each Guarantor shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until Payment in Full.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to any of the Secured Parties, and each Guarantor shall remain liable to Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any of the Secured Parties, no Guarantor shall be entitled to be subrogated to any of the rights of any of the Secured Parties against the Company or any other Guarantor or any collateral security or guaranty or right of offset held by any of the Secured Parties for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until Payment in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to Payment in Full or when any Obligation has been reinstated, such amount shall be held by such Guarantor in trust for Agent, for the ratable benefit of the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Collateral Agent may determine.

2.4 Amendments, etc., with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any of the Secured Parties may be rescinded by any of the Secured Parties and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any of the Secured Parties, and the Purchase Agreement and the other Debenture Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Collateral Agent may deem advisable from time to time. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

Any of the Secured Parties may, from time to time, at its sole discretion and without notice to any Guarantor (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any other obligation hereunder or under any of the other Debenture Documents, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Grantors, with respect to any of the Obligations, (c) extend or renew any of the Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the Grantors hereunder or under any of the other Debenture Documents or any obligation of any nature of any other obligor with respect to any of the Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any other obligation hereunder or under any of the other Debenture Documents, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the Guarantors (or any of them) for payment of any of the Obligations when due, whether or not any of the Secured Parties shall have resorted to any property securing any of the Obligations or any other obligation hereunder or under any of the other Debenture Documents or shall have proceeded against any other of the Grantors or any of their respective Subsidiaries or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

2.5 Waivers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any of the Secured Parties upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between the Company and any of the Guarantors, on the one hand, and any of the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. Each Guarantor waives (a) diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment and all other notices whatsoever to or upon the Company or any of the Guarantors with respect to the Obligations, (b) notice of the existence or creation or non-payment of all or any of the Obligations and (c) all diligence in collection or protection of or realization upon any Obligations or any security for or guaranty of any Obligations.

2.6 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Collateral Agent without set-off or counterclaim in Dollars in accordance with the Purchase Agreement (or, if not provided for in the Purchase Agreement, to Collateral Agent or to Buyer, as provided in the Debentures).

SECTION 3 GRANT OF SECURITY INTEREST; COLLATERAL ASSIGNMENT.

3.1 Grant of Security Interest.

Each Grantor hereby assigns, pledges, hypothecates, transfers and conveys to Collateral Agent, and hereby grants to Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in and Lien on all of the Collateral of such Grantor (which, for the avoidance of doubt, does not include Excluded Property), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations; provided, however, that if and when any property, asset, right, title, or interest of any Grantor that constitutes Excluded Property ceases to constitute Excluded Property, then immediately and automatically upon such cessation (a) such property, asset, right, title, or interest shall be deemed assigned, pledged, hypothecated, transferred and conveyed to Collateral Agent, and a continuing security interest in and Lien on such property, asset, right, title, or interest shall be deemed granted, in each case by the applicable Grantor to Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, pursuant to this Section 3.1, and (b) the security interests granted to Collateral Agent pursuant to, and the Liens of Collateral Agent created by, this Agreement shall attach to such property, asset, right, title, or interest, in each case with respect to the immediately preceding clauses (a) and (b) as if the term, condition, or circumstance that had caused such property, asset, right, title, or interest to constitute Excluded Property had never been in effect or existed.

Each Grantor acknowledges that (w) value has been given in exchange for the security interests granted by such Grantor pursuant to this Agreement, (x) it has rights in the Collateral in which it has granted a security interest pursuant to this Agreement, (y) it has not agreed to postpone the time of attachment of the security interest granted by such Grantor pursuant to this Agreement, and (z) it has received a copy of this Agreement. The security interests granted pursuant to this Agreement by Canadian Issuer Parties do not attach to consumer goods (as defined in the PPSA).

3.2 Collateral Assignment.

(a) Each Grantor hereby collaterally assigns to Collateral Agent, for the ratable benefit of the Secured Parties, all of such Grantor’s rights, title, and interests in, to, and under each Specified Contract, whether now owned or existing or hereafter acquired or arising, including the present and continuing right with full power and authority, in its own name or otherwise, but subject to the provisions and limitations of this Agreement, to (i) make claim for, enforce, perform, collect and receive any and all rights under the Specified Contracts, (ii) do any and all things which such Grantor is or may become entitled to do under any and all of the Specified Contracts, and (iii) make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which such Grantor is or may become entitled to do under any Specified Contract (all of which being herein collectively referred to as the “Assignment Collateral”).

(b) The collateral assignment set fort in Section 3.2(a) above (the “Collateral Assignment”) is not an absolute assignment by Grantors (or any of them), or an absolute assumption by any Secured Party; rather, it is a collateral assignment intended solely as security for the Obligations.

(c) Neither the acceptance by any Secured Party of this Agreement (including, without limitation, the Collateral Assignment), nor the payment or performance under the Specified Contracts, shall constitute a waiver of any rights of any of the Secured Parties under or in connection with any of the Debenture Documents, it being understood and agreed that, unless an Event of Default has occurred, and subject to the exercise of Collateral Agent’s rights under this Agreement, each Grantor shall have exclusive rights to collect on the Specified Contracts to which it is party and to retain, use, and enjoy the same.

(d) Each Grantor hereby acknowledges and agrees that the Collateral Assignment is irrevocable until Payment in Full, but is thereafter subject to reinstatement as described in Section 8.17. Upon Payment in Full, the Collateral Assignment and all of each Secured Party’s right, title, and interest with respect to the Specified Contracts arising under this Agreement or any Joinder Agreement shall automatically terminate, but are thereafter subject to reinstatement as described in Section 8.17.

3.3 No Liability Under Assigned Contracts. It is expressly agreed by each Grantor (on behalf of itself and each other Grantor and the respective Subsidiaries of the Grantors) that, anything herein or otherwise to the contrary notwithstanding, each Grantor and each Subsidiary of a Grantor shall remain liable under any and all Specified Contracts to which it is a party or bound to observe and perform all the conditions, duties, and obligations to be observed and performed by it thereunder. No Secured Party shall have any obligation or liability under any Specified Contract by reason of or arising out of this Agreement or any Joinder Agreement or any portion hereof or thereof (expressly including the Collateral Assignment), the granting herein of a Lien thereon, or the receipt by any Secured Party of any payment relating to any such Specified Contract pursuant hereto or thereto. Neither any of the foregoing nor any action or inaction on the part of any Secured Party shall constitute an assumption by any Secured Party of any of the obligations, duties, or liabilities of any Grantor or any Subsidiary of a Grantor under any of the Specified Contracts. No Secured Party shall be required or obligated in any manner to perform, fulfill, or discharge any of the obligations, duties, or liabilities of any Grantor or any Subsidiary of a Grantor or any other Person under or pursuant to any of the Specified Contracts, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any of the Specified Contracts, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to any Secured Party or to which any Secured Party may be entitled at any time or times.

SECTION 4 REPRESENTATIONS AND WARRANTIES.

Each Grantor, jointly and severally, hereby represents and warrants to each Secured Party that:

4.1 Title; No Other Liens. Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement under the UCC or the PPSA, analogous document or instrument or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to Collateral Agent. Such Grantor has not filed or consented to the filing of (a) any financing statement under the UCC or the PPSA, analogous document or instrument or other public notice under the UCC, the PPSA or any other applicable Law with respect to any Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any IP Filing Office or in the records of the appropriate governmental office in such Grantor’s country of organization (or incorporation or formation, as applicable), if different, or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2, have been delivered to Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law. The filings and other actions specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted pursuant to this Agreement. An Intellectual Property Security Agreement, duly executed by such Grantor and containing a description of all Collateral consisting of IP Filing Collateral has been delivered to Collateral Agent for recording with each applicable IP Filing Office, in form and substance sufficient to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of IP Filing Collateral.

4.3 Grantor Information. Schedule 3 sets forth (a) each Grantor’s jurisdiction of organization, incorporation, or formation, as applicable, (b) the location of each Grantor’s chief executive office and, if different, principal place of business, (c) each Grantor’s exact legal name as it appears on its publicly filed Organizational Documents and (d) each Grantor’s organizational identification number or equivalent (to the extent a Grantor is organized, incorporated, or formed in a jurisdiction which assigns such numbers) and federal employer identification number or equivalent.

4.4 Collateral Locations. Schedule 4 sets forth (a) each place of business of each Grantor (including its chief executive office), (b) all locations of Collateral (other than Additional Permitted Locations) and (c) whether each such Collateral location (other than the location of any secure vault of Brink’s in which any Allocated Vaulted Gold Bullion is held, any post office box, and any Securities Account, Deposit Account, Commodity Account, Specified Metal Account, or other account described in full on Schedule 6) and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of the lessor thereof). No Collateral is located outside the United States or Canada or is in the possession of any lessor, processor, transporter, custodian, warehouseman, consignee, vaulter, or other bailee, except as indicated on Schedule 4 (and, if in the possession of any lessor, processor, transporter, custodian, warehouseman, consignee, vaulter, or other bailee, the complete name and notice address thereof is set forth on Schedule 4). As to any and all Collateral that constitutes a Specified Asset: (i) if such Specified Asset is credited to a Securities Account, then beginning upon such date that a Control Agreement is required to be delivered with respect to such Securities Account pursuant to Section 5.8 and at all times thereafter, such Securities Account is subject to a Securities Account Control Agreement that is in full force and effect and not in violation of any term or provision of any Debenture Document and (ii) if a Person (other than Collateral Agent, the Grantor that owns such Specified Asset, or, if applicable, the Securities Intermediary with which the Securities Account in which such Specified Asset is maintained, held, contained, deposited, or carried in or credited to, which Securities Intermediary is party to, and such Securities Account is subject to, a Securities Account Control Agreement that is in full force and effect) who is a processor, transporter, custodian, warehouseman, consignee, vaulter, or other bailee with respect to such Specified Asset, or who otherwise has custody of, is in possession of, or in any way controls (or has the ability to control access to) such Specified Asset (including, without limitation, by way of maintaining the Specified Metal Account in which such Specified Asset is maintained, held, contained, deposited, or carried, or to which such Specified Asset is credited), then each such Person, the Securities Intermediary (if such Specified Asset is maintained, held, contained, deposited, or carried in or credited to a Securities Account), and each Grantor that has any interest in such Specified Asset, or in such Securities Account (if any), or in such Specified Metal Account (if any), is party to all Collateral Access Agreements to which they are, respectively, required to be party pursuant to Section 5.9(a), and each such Collateral Access Agreement is in full force and effect and not in violation of any term or provision of any Debenture Document.

4.5 Certain Property. None of the Collateral constitutes, or is the Proceeds of, Farm Products, Health-Care-Insurance-Receivables, or any property subject to any Certificate of Title or other registration statute of the United States or any political subdivision thereof, of Canada or any political subdivision thereof, or of any other jurisdiction. None of the Specified Metal constitutes, or is the Proceeds of, “consumer goods”, as such term is defined in Article 9 of the UCC, in the PPSA or in any other applicable Law.

4.6 Investment Property. (a) The Pledged Equity pledged by each Grantor hereunder constitute all the issued and outstanding Equity Interests of each Issuer owned by such Grantor.

(b) All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable. None of the Pledged Equity that is a limited liability company interest, membership interest, partnership interest or other interest of any Grantor in any limited liability company or partnership constitutes a Security, is in the form of a Security Entitlement, or held in or credited to a Securities Account, unless in each case Collateral Agent has expressly consented thereto in writing in advance (which consent may be, without limitation, conditioned on Collateral Agent receiving such documents and items and such steps being taken as Collateral Agent reasonably deems to be necessary in order for Collateral Agent’s Lien on and security interest in such Collateral to be perfected in the manner resulting in the highest priority under the UCC or the PPSA, as applicable). All certificates, if any, evidencing any of the Pledged Equity as of the date hereof have been delivered to Collateral Agent. No Issuer of Pledged Equity has elected pursuant to the provisions of Section 8-103 of the UCC to provide that its equity interests are Securities, and none of the Pledged Equity is certificated or otherwise evidenced by a “security certificate” (as defined in Article 8 of the UCC), is in the form of a Security Entitlement, or is held in or credited to a Securities Account, unless, in each case, (i) if the Issuer of such Pledged Equity is a limited liability company or partnership, as expressly consented to by Collateral Agent in writing in advance in accordance with this Section 4.6(b), and then only if all conditions to such consent have been fulfilled, and (ii) the applicable Grantor has delivered or caused to be delivered, or, in the case of a newly created or acquired Subsidiary, will deliver concurrently with or prior to the creation or acquisition of such Subsidiary to Collateral Agent the items required to accompany the same pursuant to the Debenture Documents (including without limitation Section 5.5 of this Agreement), and complied with all requirements of the Debenture Documents with respect thereto (including without limitation Section 5.5 of this Agreement).

(c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(d) Schedule 1 lists all Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

(e) Each Control-Required Collateral Account is subject to a Control Agreement of the applicable type that is in full force and effect beginning at such time that a Control Agreement is first required to be delivered with respect to such Control-Required Collateral Account pursuant to Section 5.8 and at all times thereafter. Except as otherwise expressly permitted pursuant to Section 5.8(f), each Specified Asset is credited to such a Control-Required Collateral Account that is a Securities Account (being the Dominion Account, if such Specified Asset is required pursuant to Section 5.9(i) of this Agreement to be maintained, held, contained, deposited, or carried in or credited to the Dominion Account). The Dominion Account constitutes a Securities Account and the Dominion Account Control Agreement constitutes a Securities Account Control Agreement. All Specified Contracts pertaining to any Allocated Vaulted Gold Bullion or other asset that is, or is required to be, maintained, held, contained, deposited, or carried in or credited to the Dominion Account are maintained, held, contained, deposited, or carried in or credited to the Dominion Account. To the extent required pursuant to Section 5.9(a), one or more Collateral Access Agreements are in full force and effect with respect to all Specified Assets and all Collateral Accounts.

4.7 Receivables. (a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Collateral Agent.

(b) No obligor with respect to any Receivable is a Governmental Authority.

(c) The amounts represented by such Grantor to any of the Secured Parties from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Debenture Documents) will at all such times be accurate.

4.8 Intellectual Property. (a) Schedule 5 lists all Intellectual Property owned by such Grantor.

(b) On the date hereof, all material Intellectual Property owned by any Grantor is valid, subsisting, unexpired and enforceable and has not been abandoned and, to such Grantor’s knowledge, does not infringe the intellectual property rights of any other Person.

(c) Except as set forth in Schedule 5 and except for non-exclusive licenses of software and other Intellectual Property acquired in the ordinary course of business, none of the Intellectual Property of any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, and no Grantor is the licensee of any Intellectual Property.

(d) No holding, decision or judgment has been rendered by any governmental authority against any Grantor or any predecessor company which would limit, cancel or question the validity of, or any Grantor’s rights in, any Intellectual Property owned by any Grantor in any material respect.

(e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or any Grantor’s ownership interest therein, or (ii) which, if adversely determined, would adversely affect the value of any Intellectual Property.

(f) Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

(g) Upon the filing of each Intellectual Property Security Agreement (if any) with respect to such Grantor as indicated in Schedule 2 hereto with the IP Filing Office specified with respect thereto in Schedule 2 hereto, and the filing of an appropriate financing statement in accordance with the UCC and/or the PPSA, as applicable, with respect to such Grantor in each filing or recording office specified with respect to such Grantor in Schedule 2 hereto, and the taking of any and all other actions specified with respect to such Grantor in Schedule 2 hereto, (i) Collateral Agent shall have a perfected security interest in such Grantor’s Collateral constituting Intellectual Property (ii) all action necessary to perfect Collateral Agent’s security interest in and Lien on such Intellectual Property shall have been taken.

4.9 Depositary and Other Accounts. All Deposit Accounts, Securities Accounts, Commodity Accounts, Specified Metal Accounts, and other accounts maintained by each Grantor are described on Schedule 6 hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address, telephone and fax numbers of the bank, Securities Intermediary, Commodity Intermediary, or other Person (whether or not a financial institution) at or with which such Deposit Account, Securities Account, Commodity Account, Specified Metal Account, or other account is maintained, the account number of and the account officer, if any, with respect to such Deposit Account, Securities Account, Commodity Account, Specified Metal Account, or other account. No Grantor has any Deposit Account, Securities Account, Commodity Account, Specified Metal Account, other account, or any Specified Asset, except those (if any) with respect to which such Grantor has complied with Section 5.8 and Section 5.9(a) hereof. As of the date of this Agreement (and at all times thereafter unless such account ceases to constitute a Control-Exempt Collateral Account and a Control Agreement with respect to such account is executed and delivered to Collateral Agent pursuant to Section 5.8, which Control Agreement is in full force and effect upon such execution and delivery thereof and at all times thereafter), account #GBI-250930-021-453 described in Schedule 6 hereto constitutes a Control-Exempt Collateral Account; provided, however, that this sentence does not prevent Collateral Agent from reasonably determining that such account has ceased to, or never did, constitute a Control-Exempt Collateral Account, and, for the avoidance of doubt, upon any such determination by Collateral Agent, such account shall cease to constitute a Control-Exempt Collateral Account effective as of the first date that, as reasonably determined by Collateral Agent, such account did not constitute a Control-Exempt Collateral Account.

4.10 Chattel Paper. Such Grantor’s Chattel Paper is maintained at its chief executive office set forth in Schedule 3. None of such Grantor’s Chattel Paper has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person (other than Collateral Agent pursuant to the Debenture Documents), other than those that have been terminated. The names of the obligors, amounts owing, due dates and other information with respect to such Grantor’s Chattel Paper are and will be correctly stated in all material respects in all records of such Grantor relating thereto.

4.11 Assignment Collateral. Each Grantor has the power and authority to collaterally assign each Specified Contract to Collateral Agent (for the ratable benefit of the Secured Parties) pursuant to this Agreement (or the Joinder Agreement to which such Grantor is party, if any), and there is no currently effective prior assignment (collateral or otherwise) by such Grantor of any Specified Contract. Each Specified Contract, and each of the agreements governing each Assigned Contract, are valid. No default or event of default (in each case however defined) exists under or with respect to any of the Specified Contracts on the part of any Grantor or any Subsidiary of a Grantor or, to the knowledge of any Grantor, on the part of any other Person.

4.12 Tokenization SPVs. Each Subsidiary of Holdings SPV, upon and all times after the formation thereof: (a) is and shall be a Tokenization SPV; (b) has and shall have no asset other than Specified Tokenization Assets with respect to the Specified Tokenization Asset Business; (c) has and shall have no obligation or liability other than obligations and liabilities arising solely from the Specified Tokenization Asset Business, and its obligations and liabilities under the Debenture Documents; (d) has and shall have no operation or business, other than the Specified Tokenization Asset Business, such actions as are required of such Tokenization SPV pursuant to this Agreement (including, without limitation, those actions that Grantors (or any of them) are required to cause such Tokenization SPV to take pursuant to this Agreement), and performing its obligations under the Debenture Documents. Holdings SPV has no Subsidiary as of the date of this Agreement.

4.13 Certain Agreements. Neither any Grantor, nor any Subsidiary of any Grantor, is party to, or has any knowledge of, any agreement or arrangement that undermines or is in contravention of, or could reasonably be expected to undermine or to be in contravention of, any term or provision of this Agreement, any Collateral Access Agreement, or any Control Agreement.

4.14 Other Debenture Documents. Each Grantor has received, and has had an opportunity to review, the Purchase Agreement and each other Debenture Document. In addition to the representations and warranties made by Grantors and set forth directly in this Agreement, each Grantor hereby makes each of the representations and warranties made pursuant to each of the other Debenture Documents by any and all of the Grantors and their respective Subsidiaries, in each case to the fullest extent applicable (applicability being determined under the assumption that such representations and warranties are true and correct as to such Grantor) to such Grantor. The representations and warranties set forth in each Debenture Document (other than this Agreement) are hereby incorporated herein by this reference as if fully set forth herein.

4.15 Survival. The representations and warranties set forth in, or made pursuant to, this Section 4: (a) shall survive the execution and delivery of this Agreement and the issuance, purchase, cancellation, and conversion of the Debentures and (b) shall be deemed to be remade and renewed each other time that the representations and warranties of Grantors under this Agreement, or of any of the Grantors or any of their respective Subsidiaries under any of the other the Debenture Documents, are deemed to be remade or renewed.

SECTION 5 COVENANTS.

Each Grantor covenants and agrees with each Secured Party that, from and after the date of this Agreement until Payment in Full:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to Collateral Agent, duly indorsed in a manner satisfactory to Collateral Agent, to be held as Collateral pursuant to this Agreement, and in the case of any Instrument a security interest in which may be perfected by Control, any Certificated Security, and any Electronic Chattel Paper, the applicable Grantor shall cause Collateral Agent to have Control thereof. In the event that a Default or Event of Default shall have occurred and be continuing, upon the request of Collateral Agent, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to Collateral Agent and at such time being held by any Grantor shall be immediately delivered to Collateral Agent, duly indorsed in a manner satisfactory to Collateral Agent, to be held as Collateral pursuant to this Agreement, and in the case of any Instrument a security interest in which may be perfected by Control, any Certificated Security, and any Electronic Chattel Paper, the applicable Grantor shall cause Collateral Agent to have Control thereof.

5.2 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor will furnish to any of the Secured Parties from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as any of the Secured Parties may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of any of the Secured Parties, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents, and take such further actions as any of the Secured Parties may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC or the PPSA (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable Collateral Agent to obtain Control thereof, and (iii) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to Collateral Agent (for the ratable benefit of the Secured Parties) of the Specified Contracts and to enforce the Liens granted hereunder, under the Intellectual Property Security Agreement, under the Joinder Agreements, and under the other Debenture Documents.

5.3 Changes in Locations, Name, etc. Such Grantor shall not, except upon 30 days’ prior written notice to Collateral Agent (or such later time permitted by Collateral Agent in its sole discretion) and delivery to Collateral Agent of (a) all additional financing statements and other documents reasonably requested by Collateral Agent as to the validity, perfection and priority of the security interests provided for herein; (b) all additional Collateral Access Agreements required pursuant hereto; and (c) if, after giving effect to such change or such new Collateral location, as applicable, Schedule 3 or Schedule 4, or both, would not be complete and accurate in all respects, a written supplement to Schedule 3 or Schedule 4, or both, sufficient to render such Schedule or Schedules, as applicable, complete and accurate in all respects:

(i) permit any Collateral to be kept at a location other than those listed on Schedule 4 and Additional Permitted Locations;

(ii) establish any new place of business;

(iii) change its jurisdiction of organization, incorporation, or formation, as applicable, or the location of its chief executive office or principal place of business from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(iv) change its name, identity or organizational structure.

5.4 Notices. Such Grantor will advise Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Collateral Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to adversely affect a material portion of the aggregate value of the Collateral or on the Liens created hereby.

5.5 Investment Property. (a) Except as previously delivered to the Collateral Agent pursuant to the Canadian Guarantee and Security Agreement (as defined in the Purchase Agreement), all certificates and/or instruments evidencing any of the Pledged Equity on the date hereof shall be delivered to and held or on behalf of Collateral Agent pursuant hereto. All Pledged Equity shall be accompanied by (i) undated duly executed instruments of transfer executed in blank by the applicable Grantor (“Instrument of Transfer”), substantially in the form of Annex II attached hereto or otherwise in form and substance satisfactory to Collateral Agent (provided, however, that an Instrument of Transfer is not required to be delivered to Collateral Agent with respect to Pledged Equity if and for so long as such Pledged Equity constitutes a “general intangible” (as defined in Section 9-102(a)(42) of the UCC) and is in no way evidenced by, or purported to be evidenced by, a certificate or a “security certificate” (as defined in Article 8 of the UCC), unless Collateral Agent requests an Instrument of Transfer with respect to such Pledged Equity, in which case Grantors shall promptly deliver such requested Instrument of Transfer to Collateral Agent within two (2) Business Days of Collateral Agent’s request for same), (ii) a duly executed irrevocable proxy (“Irrevocable Proxy”), substantially in the form of Annex III hereto or otherwise in form and substance satisfactory to Collateral Agent and (iii) a duly executed equity interest registration page undated and in blank (“Registration Page”), from and with respect to the applicable Issuer (and duly executed by such Issuer and each Grantor and other Person whose execution thereof is necessary to modify the stock or membership interest ledger or equivalent of such Issuer), substantially in the form of Annex IV hereto or otherwise in form and substance satisfactory to Collateral Agent. If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of Secured Parties, hold the same in trust for Secured Parties and deliver the same forthwith to Collateral Agent in the exact form received, duly indorsed by such Grantor to Collateral Agent, if required, together with an Instrument of Transfer covering such certificate duly executed in blank by such Grantor and with, if Collateral Agent so requests, signature guaranteed, to be held by Collateral Agent, subject to the terms hereof, as additional Collateral for the Obligations. With respect to each Issuer of Pledged Equity that is not a member-managed limited liability company with only one member, Grantors shall, if requested by Collateral Agent, cause to be delivered to Collateral Agent an acknowledgement and consent to equity pledge (a “Pledge Acknowledgement”), in form, substance, and execution satisfactory to Collateral Agent, duly executed by such Issuer, the Grantor that pledges the Pledged Equity of such Issuer to Collateral Agent pursuant to this Agreement, and, if such Issuer is not a corporation, the general partner or each manager or each managing member or equivalent, as applicable, of such Issuer, and each other Person reasonably requested by Collateral Agent. If any Grantor acquires Pledged Equity with respect to any Issuer following the date hereof that is not an Issuer of Pledged Equity as of the date hereof, such Grantor shall deliver an executed Irrevocable Proxy and Registration Page with respect to such new Issuer to Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Collateral Agent to be held by it hereunder as additional Collateral for the Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Collateral Agent, be delivered to Collateral Agent to be held by it hereunder as additional Collateral for the Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to Collateral Agent, hold such money or property in trust for Secured Parties, segregated from other funds of such Grantor, as additional Collateral for the Obligations.

(b) Without the prior written consent of Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any interests convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, except, in each case, as permitted by the Purchase Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof other than any such action which is expressly permitted by the Purchase Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders’ agreements entered into by such Grantor with respect to Persons in which such Grantor maintains an ownership interest of 50% or less. For the avoidance of doubt, this clause (b) shall not apply to such restrictions in the Debenture Documents, prohibit any Grantor from entering into any Debenture Document or performing its obligations thereunder, or operate to restrict the exercise by any of the Secured Parties of any right, remedy, power, or privilege of any of the Secured Parties under any of the Debenture Documents, at law, or in equity.

(c) Grantors shall not cause, suffer, or permit any of the Pledged Equity that is a limited liability company interest, membership interest, partnership interest or other interest of any Grantor in any limited liability company or partnership to constitute a Security, to be in the form of a Security Entitlement, or held in or credited to a Securities Account, unless in each case Collateral Agent has expressly consented thereto in writing in advance (which consent may be, without limitation, conditioned on Collateral Agent receiving such documents and items and such steps being taken as Collateral Agent reasonably deems to be necessary in order for Collateral Agent’s Lien on and security interest in such Collateral to be perfected in the manner resulting in the highest priority under the UCC or the PPSA, as applicable). Grantors shall not cause, suffer, or permit any Pledged Equity to constitute Securities or to certificated or otherwise evidenced by a “security certificate” (as defined in Article 8 of the UCC), or otherwise to be evidenced by, or purported to be evidenced by, a certificate, except in each case to the extent that such “security certificate” or such other certificate, respectively, has been evidenced by certificates that have been delivered to Collateral Agent, each together with the items required to accompany the same pursuant to the Debenture Documents (including without limitation, this Section 5.5), and Collateral Agent’s security interest therein and in such Pledged Equity is perfected by Control in a manner acceptable to Collateral Agent if such Collateral is of a type that may be perfected by Control, or, if such Collateral is not of a type that may be perfected by Control, Collateral Agent’s security interest in such Collateral is perfected in the manner resulting in the highest priority under the UCC or the PPSA, as applicable.

(d) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it and (iii) the terms of Section 6.4(b), Section 6.4(c), Section 6.8, Section 7.1, Section 8.17, and each Irrevocable Proxy with respect to the Investment Property issued by such Grantor shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.4(b), Section 6.4(c), Section 6.8, Section 7.1, Section 8.17, or such Irrevocable Proxy regarding such Investment Property.

5.6 Receivables. (a) Other than in the ordinary course of business consistent with its past practice and in amounts which are not material to such Grantor, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b) Such Grantor will deliver to Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Grantors.

5.7 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless Collateral Agent shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to its business may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) will employ each Copyright material to its business and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to its business to infringe the intellectual property rights of any other Person.

(e) Such Grantor will notify Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in any IP Filing Office or any court or tribunal in any country or in any political subdivision thereof) regarding, such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with any IP Filing Office, or acquire any Patent, Trademark, or Copyright that is not described in an Intellectual Property Security Agreement executed by such Grantor and delivered to Collateral Agent pursuant to this Agreement, such Grantor shall, deliver to Collateral Agent a supplement to Schedule 5 and an Intellectual Property Security Agreement with respect to such Intellectual Property, duly executed by such Grantor and in form and substance acceptable to Collateral Agent.

(g) Such Grantor will take all reasonable and necessary steps to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of, and to maintain each registration of Patents, Trademarks, and Copyrights, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor and Collateral Agent, in their reasonable business judgment and in consultation with one another Collateral Agent, shall each reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of the business of any of the Grantors or any of their respective Subsidiaries.

(h) In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify Collateral Agent after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.8 Deposit Accounts, Securities Accounts, Commodity Accounts, Specified Metal Accounts, and other accounts; Control Agreements.

(a) With respect to any Deposit Account, Securities Account, Commodity Account, Specified Metal Account, or other account opened or otherwise acquired by any Grantor on or after the date of this Agreement, Grantors shall notify Collateral Agent of such proposed opening or acquisition at least ten (10) days prior to such opening or acquisition (or such shorter period of time as Collateral Agent may agree to in writing in its sole discretion), and Grantors shall deliver to Collateral Agent a supplement to Schedule 6 including the information required to be scheduled with respect to such Deposit Account, Securities Account, Commodity Account, Specified Metal Account, or other account concurrently with (or such period thereafter as is agreed to by Collateral Agent in writing in its sole discretion) the opening or acquisition of such Deposit Account, Securities Account, Commodity Account, Specified Metal Account, or other account.

(b) At or prior to the “Second Closing”, as defined in the Purchase Agreement, or, with respect to any one or more particular Collateral Accounts, such later date agreed to by Collateral Agent with respect to such Collateral Account or such Collateral Accounts, as applicable, in writing in its sole discretion (the Second Closing or, if applicable with respect to any one or more particular Collateral Accounts, such later date so agreed to by Collateral Agent, the “Control Agreement Deadline”), Grantors shall cause each Control-Required Collateral Account existing or opened on the date of this Agreement (but, for the avoidance of doubt, Grantors shall cause the Dominion Account Control Agreement to be executed and delivered to Collateral Agent at or prior to the “First Closing”, as defined in the Purchase Agreement) to be subject to a Control Agreement of the type applicable to such Collateral Account and duly executed and delivered to Collateral Agent. At or prior to the “First Closing”, as defined in the Purchase Agreement, the Company shall cause: (i) a Securities Account (to constitute the Dominion Account) in the name of Gold SPV to be opened and maintained with GBI and to be subject to the Dominion Account Control Agreement and (ii) the Dominion Account Control Agreement to be in full force and effect and duly executed and delivered to Collateral Agent. Immediately (or, with respect to any one or more particular Collateral Accounts, such later date agreed to by Collateral Agent with respect to such Collateral Account or such Collateral Accounts, as applicable, in writing in its sole discretion) upon any Collateral Account that was a Control-Exempt Collateral Account ceasing to constitute a Control-Exempt Collateral Account, or being determined by any Grantor or reasonably determined by Collateral Agent to cease to constitute, or never to have constituted, a Control-Exempt Collateral Account, Grantors shall cause such Collateral Account to be subject to a Control Agreement of the type applicable to such Collateral Account and duly executed and delivered to Collateral Agent; provided, however, that, if such Collateral Account existed or was opened on the date of this Agreement, such Control Agreement shall not be required to be so executed and delivered until the “Second Closing”, as defined in the Purchase Agreement, or such later date agreed to by Collateral Agent with respect to such Collateral Account in writing in its sole discretion.

(c) No Grantor may open or acquire a Control-Required Collateral Account after the date of this Agreement unless, concurrently with the opening or such acquisition thereof, Grantors cause such Control-Required Collateral Account to be subject to a Control Agreement of the type applicable to such Collateral Account and duly executed and delivered to Collateral Agent.

(d) Each Control Agreement, once executed and delivered to Collateral Agent by the applicable Grantor and the Commodity Intermediary, depository bank, Securities Intermediary, or other Person (whether or not such Person is a financial institution) with which such Collateral Account is maintained, must remain in full force and effect unless and until expressly terminated in writing in accordance with the terms of such Control Agreement. Concurrently with the termination of any Control Agreement pertaining to any Control-Required Collateral Account (or such later date agreed to by Collateral Agent in writing in its sole discretion with respect to such Collateral Account), Grantors shall close such Collateral Account and cause the assets maintained, held, contained, deposited, or carried in or credited to such Collateral Account to be transferred either to a Collateral Account of the applicable type that is subject to a Control Agreement of the applicable type executed and delivered to Collateral Agent pursuant to this Section 5.8 and in full force and effect at such time, or to a new Control-Required Collateral Account of the applicable type opened and subject to a Control Agreement in accordance with Section 5.8(c).

(e) Each Grantor hereby authorizes each and every bank, Securities Intermediary, Commodity Intermediary, and other Person (whether or not such Person is a financial institution) with which such Grantor maintains any Collateral Account, and each Person maintaining, in possession of, controlling, or controlling the possession of any Specified Asset, to provide Collateral Agent with such information with respect to each such Collateral Account and such Specified Assets as Collateral Agent may from time to time request, without duty of inquiry, and each Grantor hereby consents to such information being provided to Collateral Agent.

(f) Each Grantor shall cause any and all Collateral that is a Specified Asset to at all times be maintained, held, contained, deposited, or carried in or credited to a Securities Account (being the Dominion Account, if such Specified Asset is required pursuant to Section 5.9(i) of this Agreement to be maintained, held, contained, deposited, or carried in or credited to the Dominion Account) that is, beginning at such time that a Securities Account Control Agreement is first required to be delivered with respect to such Securities Account pursuant to Section 5.8 and at all times thereafter, subject to a Securities Account Control Agreement that is in full force and effect. Notwithstanding the immediately preceding sentence, and subject to the immediately succeeding sentence, the following Collateral may be maintained, held, contained, deposited, or carried in, or credited to, a Control-Exempt Collateral Account: (i) Metals, (ii) cash that, promptly upon its deposit in or credit to such Control-Exempt Collateral Account, is used to acquire Metal that is credited to such Control-Exempt Collateral Account immediately upon such acquisition, and (iii) Specified Contracts that pertain solely to the right of the Grantor in whose name such Control-Exempt Collateral Account is held to acquiree Metal that is credited to such Control-Exempt Collateral Account immediately upon such acquisition; provided that, in each case, the following conditions are satisfied: (A) such maintenance, holding, containment, deposit, carrying, or credit does not constitute or result in an Event of Default or a breach of any term of any Debenture Document; (B) Collateral Agent has at all times a first-priority perfected security interest in and Lien on such Control-Exempt Collateral Account and all assets from time to time maintained, held, contained, deposited, or carried therein, or credited thereto, provided, however, that, with respect to perfection, only to the extent that perfection can be accomplished without need of a Control Agreement with respect to such Control-Exempt Collateral Account; and (C) all Collateral Access Agreements required pursuant to this Agreement with respect to such Control-Exempt Collateral Account and each of the assets maintained, held, contained, deposited, or carried therein, or credited thereto, have been duly executed and delivered to Collateral Agent in accordance with this Agreement and remain in full force and effect with respect to such Control-Exempt Collateral Account and such assets at all times after such execution and delivery. For the avoidance of doubt and notwithstanding anything to the contrary in this clause (f) or otherwise, no Allocated Vaulted Gold Bullion or other asset that is required to be maintained, held, contained, deposited, or carried in, or credited to, the Dominion Account or any other Control-Required Collateral Account, as applicable, may be maintained, held, contained, deposited, or carried in, or credited to any Control-Exempt Collateral Account.

(g) Notwithstanding anything to the contrary in any Debenture Document or otherwise, for the avoidance of doubt and without limitation, nothing in this Section 5.8 shall be deemed to constitute Collateral Agent’s consent to or approval of (i) any Specified Asset of any Grantor being maintained, in the possession of, or in any way controlled by any Person not party to a Securities Account Control Agreement (other than, with respect to any Control-Exempt Collateral Account, solely if and to the extent expressly permitted pursuant to clause (f) of this Section 5.8), or (ii) any Collateral Account not being subject to a Control Agreement as and when required pursuant to this Agreement.

5.9 Other Matters.

(a) Each of the Grantors shall cause a Collateral Access Agreement to be executed and delivered to Collateral Agent (i) by each processor, transporter, custodian, warehouseman, vaulter, consignee, or other bailee with respect to Collateral, prior to or concurrently with the earliest of the engagement of such Person to provide any such service, such Person beginning to provide any such service, or such time that Collateral first comes to be in the custody or possession of, or subject to control by, such Person, or if another deadline is applicable to such Collateral Access Agreement pursuant to this Section 5.9(a), by such other deadline; (ii) by each Person that leases or subleases any real property or interest therein to any of the Grantors or, if any Collateral is located on or at any real property that is (or any interest therein is) leased or subleased to any Subsidiary of a Grantor, which Subsidiary is not a Grantor, to such Subsidiary, prior to or concurrently with the earlier of such lease or sublease becoming effective or Collateral first being located on or at such real property, or if another deadline is applicable to such Collateral Access Agreement pursuant to this Section 5.9(a), by such other deadline; (iii) by each Person with which any Grantor maintains a Collateral Account, prior to or concurrently with the opening or acquisition by such Grantor of such Collateral Account or if another deadline is applicable to such Collateral Access Agreement pursuant to this Section 5.9(a), by such other deadline (provided, however, that notwithstanding anything to the contrary in this Section 5.9(a), Grantors shall cause each Collateral Access Agreement that constitutes a Control Agreement (together with each other Collateral Access Agreement pertaining to any asset maintained, held, contained, deposited, or carried in or credited to any Collateral Account that is required to be subject to such Control Agreement, in each case unless an earlier deadline is applicable any such other Collateral Access Agreement pursuant to this Section 5.9(a), in which case, for the avoidance of doubt, such earlier deadline shall be applicable to such Collateral Access Agreement) to be executed and delivered to Collateral Agent as and when required pursuant to Section 5.8); and (iv) by each other Person (other than Collateral Agent, the Grantor that owns such Specified Asset, or, if applicable, the Securities Intermediary with which the Securities Account in which such Specified Asset is maintained, held, contained, deposited, or carried in or credited to, which Securities Intermediary is party to, and which Securities Account is subject to, a Securities Account Control Agreement that is in full force and effect) who has custody of, is in possession of, or in any way controls (or has the ability to control access to) any Specified Asset, prior to or concurrently with such time that any Specified Asset first comes to be in the custody or possession of, or subject to control by, such Person, or if another deadline is applicable to such Collateral Access Agreement pursuant to this Section 5.9(a), by such other deadline; provided, however, that Grantors must use only commercially reasonable efforts to cause Collateral Access Agreements to be executed and delivered to Collateral Agent pursuant to clause (i) or clause (ii) of this Section 5.9(a), in each case unless any of the Collateral at issue is a Specified Asset (for the avoidance of doubt, Grantors must cause a Collateral Access Agreement to be executed and delivered to Collateral Agent with respect to any and all real properties not owned entirely and directly by a Grantor or Collateral Agent and at which any Specified Asset is located at any time, unless such Specified Asset is in transit by and in the possession of, or held in the secure vaults of, a Person who has executed and delivered to Collateral Agent each applicable Collateral Access Agreement pursuant to clause (i), clause (iii), and clause (iv) of this Section 5.9(a), and each such Collateral Access Agreement is in full force and effect); provided, further, however, that: (A) if and for so long as no Specified Asset is located at such real property, Grantors are not required to deliver any Collateral Access Agreement pursuant to clause (ii) of this Section 5.9(a) with respect to the real property commonly known as 12424 Wilshire Blvd., Ste. 745, Los Angeles, CA 90025, until November 30, 2025, and then only if such real property (or any interest therein) is leased or subleased to any of the Grantors or any Subsidiary of any Grantor at such time (but, for the avoidance of doubt, if neither such real property nor any interest therein is leased or subleased to any Grantor or any Subsidiary of a Grantor at such time, but thereafter is so leased or subleased, Grantors shall be required to deliver a Collateral Access Agreement with respect to such real property if and to the extent required pursuant to this Section 5.9(a) and no grace period shall be applicable pursuant to this subclause (A)); and (B) other than with respect to (1) any Collateral Access Agreement that constitutes a Control Agreement (which, for the avoidance of doubt, Grantors must cause to be executed and delivered to Collateral Agent as and when required pursuant to Section 5.8), (2) each Collateral Access Agreement (other than a Control Agreement) pertaining to any asset maintained, held, contained, deposited, or carried in or credited to any Collateral Account that is required to be subject to a Control Agreement (which, for the avoidance of doubt, unless an earlier deadline is applicable thereto pursuant to this Section 5.9(a), Grantors must cause to be executed and delivered to Collateral Agent together with such Control Agreement), and (3) the Brink’s Bailee Agreement (which, for the avoidance of doubt, Grantors must cause to be executed and delivered to Collateral Agent as a condition precedent to the “First Closing” (as defined in the Purchase Agreement)), Grantors are not required to cause any Collateral Access Agreement to be executed and delivered pursuant to this Section 5.9(a) until thirty (30) days after the date of this Agreement, or such later deadline as is either expressly otherwise provided for in the immediately foregoing subclause (A) (but solely with respect to the real property commonly known as 12424 Wilshire Blvd., Ste. 745, Los Angeles, CA 90025 and only if and for so long as no Specified Asset is located at such real property) or expressly agreed to by Collateral Agent in a writing executed by Collateral Agent. The requirement that Grantors deliver one or more Collateral Access Agreements pursuant to this Section 5.9(a) may be expressly waived in writing by Collateral Agent at the option of Collateral Agent, but such waiver shall pertain only to the Collateral Access Agreement(s) expressly specified in such writing.

(b) Each Grantor hereby irrevocably authorizes Collateral Agent to, at any time and from time to time, file or record in any filing or recording office in any jurisdiction with respect to the Liens created hereby any initial financing statement in accordance with the UCC or the PPSA (or both), continuations thereof, and any amendment thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as Collateral Agent reasonably determines to be necessary to perfect, or continue or maintain perfection of, the security interests of the Collateral Agent in the Collateral (including without limitation and for the avoidance of doubt, the filing and recording of Intellectual Property Security Agreements and modifications thereof with each applicable IP Filing Office), that describe the Collateral as “all assets” of each Grantor, or words of similar effect, or in any other manner, and which contain any other information required pursuant to applicable Law for the sufficiency of filing office or recording acceptance thereof, and each Grantor agrees to furnish any such information to Collateral Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be signed by Collateral Agent on behalf of any Grantor and may be filed by Collateral Agent at any time in any jurisdiction.

(c) Each Grantor shall, at any time and from time and to time, take such steps as Collateral Agent may reasonably request for Collateral Agent (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to Collateral Agent, from any mortgagee, lessor, or sublessor of real property on which Collateral is stored or otherwise located, any processor, transporter, custodian, warehouseman, vaulter, consignee, or bailee with respect to any Collateral, any Person who otherwise has custody of, is in possession of, or in any way controls (or has the ability to control access to) any Collateral, and any a Person (whether or not such Person is a financial institution) with which any Grantor has a Collateral Account stating that such Person holds such Collateral for Collateral Agent, (ii) to obtain Control of any Letter-of-Credit Right or Electronic Chattel Paper, with any and all agreements establishing such Control to be in form and substance reasonably satisfactory to Collateral Agent, and (iii) otherwise to insure the continued perfection and priority of Collateral Agent’s security interest in any of the Collateral and of the preservation of its rights therein. If any Grantor shall at any time acquire a Commercial Tort Claim not expressly described in detail on Schedule 7, such Grantor shall promptly notify Collateral Agent thereof in writing and supplement Schedule 7, therein providing a reasonable description and summary thereof, and upon delivery thereof to Collateral Agent, such Grantor shall be deemed to thereby grant to Collateral Agent (and such Grantor hereby grants to Collateral Agent) a security interest in and lien on such Commercial Tort Claim and all Proceeds thereof, all pursuant to, upon the terms of, and governed by this Agreement.

(d) Each Grantor shall cause each Subsidiary of Holdings SPV, upon and all times after the formation of such Subsidiary: (i) to be a Tokenization SPV; (ii) to have no asset other than Specified Tokenization Assets with respect to the Specified Tokenization Asset Business; (iii) to have no obligation or liability other than obligations and liabilities arising solely from the Specified Tokenization Asset Business, and its obligations and liabilities under the Debenture Documents; and (iv) has no operation or business, other than the Specified Tokenization Asset Business, such actions as are required of such Tokenization SPV pursuant to this Agreement (including, without limitation, those actions that Grantors (or any of them) are required to cause such Tokenization SPV to take pursuant to this Agreement), and performing its obligations under the Debenture Documents. Notwithstanding anything to the contrary in any Debenture Document, no Grantor shall make any Disposition to or Investment in any Tokenization SPV, unless (i) Section 8.15(c) is strictly adhered to in all respects or (ii) such Disposition or Investment is expressly approved concurrently or in advance by Collateral Agent in a writing executed by Collateral Agent. Grantors shall cause each Tokenization SPV to distribute all of the proceeds of its Specified Tokenization Asset Business (as well as those of any and all other businesses and operations of such Tokenization SPV) to Holdings SPV; provided, however, that so long as such Subsidiary of Holdings SPV meets and completely fulfills all of the criteria for being a Tokenization SPV, such Tokenization SPV may retain proceeds of its Specified Tokenization Asset Business if and to the extent that such proceeds are used for its Specified Tokenization Asset Business.

(e) No Grantor will, in each case without the express prior written consent of Collateral Agent: (i) assign, pledge or otherwise encumber any Specified Contract or other Assignment Collateral (other than to Collateral Agent); (ii) cancel, terminate, or accept any surrender of any Specified Contract or other Assignment Collateral, or amend or otherwise modify any Specified Contract; or (iii) waive or give any consent with respect to any material default or any event of default (in each case, however defined) in any performance of Person other than a Grantor with respect to any Specified Contract or other Assignment Collateral, except with respect to the immediately preceding clauses (ii) and (iii) as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect or to be adverse to any Secured Party in any material respect. Each Grantor shall: (i) take such steps as such Grantor may reasonably determine are appropriate in the exercise of its good faith business judgment to enforce all terms, covenants, and conditions with respect each Specified Contract, and shall forthwith notify Collateral Agent of any material default or any event of default (in each case, however defined) with respect to any Specified Contract; (ii) perform and observe, or cause to be performed and observed, all of the material terms, covenants, and conditions on the part of any Grantor or any Subsidiary thereof to be performed and observed with respect to each Specified Contract; and (iii) execute from time to time any and all additional assignments or instruments of further assurance to Secured Parties, as any Secured Party may at any time reasonably request, with respect to any or all of the Specified Contracts.

(f) Without limiting the generality of the foregoing, if any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify Collateral Agent thereof and, at the request of Collateral Agent, shall take such action as Collateral Agent may reasonably request to vest in Collateral Agent Control of such Electronic Chattel Paper or of such “transferable record”. Collateral Agent agrees with the Grantors that Collateral Agent will arrange, pursuant to procedures satisfactory to Collateral Agent and so long as such procedures will not result in Collateral Agent’s loss of such Control, for the Grantors to make alterations to the Electronic Chattel Paper or “transferable record” permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act as may be made without resulting in a party in such Control to cease to be in such Control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such Electronic Chattel Paper or “transferable record”.

(g) No Grantor shall, or cause, suffer, or permit any of its Subsidiaries to, be or become a party to any agreement or arrangement that undermines or is in contravention of, or could reasonably be expected to undermine or to be in contravention of, any term or provision of this Agreement, any Collateral Access Agreement, or any Control Agreement. If any Grantor has or obtains any knowledge of any breach of any term or provision of this clause (g), Grantors shall promptly notify the Collateral Agent of the same, and shall provide, or cause to be provided, to the Collateral Agent any and all information regarding the same that the Collateral Agent reasonably requests from time to time.

(h) Each Grantor shall adhere to the LBMA Good Delivery Rules with respect to all Allocated Vaulted Gold Bullion, and shall cause all Persons (other than the Collateral Agent) at any time in possession of any Allocated Vaulted Gold Bullion (including, without limitation, Brink’s and GBI) to adhere to the LBMA Good Delivery Rules with respect to all such Allocated Vaulted Gold Bullion. Each Grantor shall ensure that all Specified Metals that are required pursuant to Section 5.8 or Section 5.9(i) of this Agreement, pursuant to any Collateral Access Agreement with respect to such Specified Metals, or pursuant to any Control Agreement to be maintained, held, contained, deposited, or carried in or credited to any Securities Account of any Grantor from time to time are so maintained, held, contained, deposited, or carried solely in or credited solely to such Securities Account on an allocated basis, and are not commingled with the property of any Person other than the Grantor (or, after such time, if any, that the Collateral Agent or its designee takes title thereto, the Collateral Agent or such designee thereof, as applicable), including without limitation the Securities Intermediary with respect to such Securities Account and any and all customers and clients thereof other than such Grantor (or, after such time, if any, that the Collateral Agent or its designee takes title thereto, the Collateral Agent or such designee thereof, as applicable).

(i) Upon each “Closing”, as defined in the Purchase Agreement, the Grantors shall: (i) (A) if such Closing is the “First Closing”, as defined in the Purchase Agreement, cause $12,600,000.00 of the proceeds of the Debentures issued upon such Closing to be used to purchase Allocated Vaulted Gold Bullion for the account of Gold SPV, or (B) if such Closing is the “Second Closing”, as defined in the Purchase Agreement, cause $12,500,000.00 of the proceeds of the Debentures issued upon such Closing to be used to purchase Allocated Vaulted Gold Bullion for the account of Gold SPV; (ii) cause the Allocated Vaulted Gold Bullion purchased pursuant to clause (i) of this Section 5.9(i) to be credited to the Dominion Account and held in the secure vaults of Brink’s for the account of Gold SPV (or the Collateral Agent, as the assignee thereof or otherwise); and (iii) (A) if such Closing is the First Closing, deliver, or cause to be delivered, to Collateral Agent evidence acceptable to Collateral Agent proving that $12,600,000.00 of the proceeds of the Debentures issued upon such Closing have been used to purchase Allocated Vaulted Gold Bullion in accordance with clause (i) of this Section 5.9(i), and that, for the avoidance of doubt, such Allocated Vaulted Gold Bullion has been credited to the Dominion Account and is held in the secure vaults of Brink’s for the account of Gold SPV (or the Collateral Agent, as the assignee thereof or otherwise), or (B) if such Closing is the Second Closing, deliver, or cause to be delivered, to Collateral Agent evidence acceptable to Collateral Agent proving that $12,500,000.00 of the proceeds of the Debentures issued upon such Closing have been used to purchase Allocated Vaulted Gold Bullion in accordance with clause (i) of this Section 5.9(i), and that, for the avoidance of doubt, such Allocated Vaulted Gold Bullion has been credited to the Dominion Account and is held in the secure vaults of Brink’s for the account of Gold SPV (or the Collateral Agent, as the assignee thereof or otherwise). The Grantors shall, upon and at all times after each Closing, cause the Allocated Vaulted Gold Bullion purchased pursuant to clause (i) of this Section 5.9(i) to constitute Allocated Vaulted Gold Bullion credited to the Dominion Account (unless (A) withdrawn by Gold SPV with the express prior or contemporaneous written consent of the Collateral Agent, and in accordance with this Agreement and the Dominion Account Control Agreement, and not in violation or contravention of any of the Debenture Documents or (B) withdrawn by the Collateral Agent) and held in the secure vaults of Brink’s for the account of Gold SPV or the Collateral Agent, as the assignee thereof or otherwise (unless in transit with Brink’s for purposes of a withdrawal (Y) by Gold SPV with the express prior or contemporaneous written consent of the Collateral Agent, and in accordance with this Agreement and the Dominion Account Control Agreement, and not in violation or contravention of any of the Debenture Documents or (Z) by the Collateral Agent). Grantors shall cause all Specified Contracts pertaining to any Allocated Vaulted Gold Bullion or other asset that is, or is required to be, maintained, held, contained, deposited, or carried in or credited to the Dominion Account to be maintained, held, contained, deposited, or carried in or credited to the Dominion Account.

5.10 UCC Amendments. If any UCC Amendment is or has been after the date of the Purchase Agreement adopted by the State of New York or any other state or other jurisdiction the Laws of which govern, in whole or in part, the validity, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy of the Collateral Agent with respect to any of the Collateral, each Grantor, upon the reasonable request of the Collateral Agent, shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such amendments or supplements hereto and take or cause to be taken such further actions as may be necessary to ensure that a valid security interest in the type or types of assets covered by each such UCC Amendment is created hereby and such security interest is duly perfected (by Control, if perfection by Control is either made newly available, or given higher priority than perfection by other means, by such UCC Amendment), with the priority contemplated by the Debenture Documents. As used in this Agreement, “UCC Amendment” means (a) the amendments to the UCC approved by the American Law Institute at its annual meeting in May 2022 and the Uniform Law Commission at its annual meeting in July 2022 or (b) any other amendment to any UCC that, as reasonably determined by Collateral Agent, is or is reasonably likely to be relevant to the subject matter of this Agreement.

5.11 Books, Records and Inspections. Each of the Grantors covenants that it shall keep, and shall cause each other Grantor and each Subsidiary of each Grantor to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit Collateral Agent or any representative thereof to inspect the properties and operations of the Grantors and their respective Subsidiaries; and permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), Collateral Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Grantor, on behalf of itself and each other Grantor and each Subsidiary of each Grantor, hereby authorizes such independent auditors to discuss such financial matters with Collateral Agent or any representative thereof), and to examine (and, at the expense of the Grantors, photocopy extracts from) any of the books or other records of any and all of the Grantors and their respective Subsidiaries; and permit Collateral Agent and its representatives to inspect the tangible assets of the Grantors and their respective Subsidiaries, to perform appraisals of the Collateral, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Collateral. All such inspections or audits by Collateral Agent or any representative thereof shall be at Company’s expense, provided that so long as no Default or Event of Default exists, Company shall not be required to reimburse Collateral Agent for inspections or audits more frequently than once each fiscal year.

5.12 Joinders. For the avoidance of doubt and without limitation, each Grantor shall cause each of its Subsidiaries that is not party to this Agreement as a Grantor to become party to this Agreement as a Grantor (except as otherwise expressly specified with respect to Tokenization SPVs in Section 8.14), and each Grantor and each Subsidiary thereof shall comply with Section 8.14 hereof in all respects.

5.13 Maintenance of Existence. Each Grantor shall, and shall cause each Tokenization SPV to, maintain and preserve (a) its existence and good standing in the jurisdiction of its organization, formation, or incorporation, as applicable, and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).

5.14 Other Debenture Documents. Each of the Grantors covenants that it shall, and shall cause or enable each other Grantor and each Subsidiary of each Grantor to, comply fully with each of the covenants and other agreements set forth in each Debenture Document. In addition to the covenants and agreements made by Grantors and set forth directly in this Agreement, each Grantor hereby makes each of the covenants and agreements made pursuant to each of the other Debenture Documents by the Grantors and their respective Subsidiaries, or any of them, in each case except, with respect to any such covenant or agreement in any Debenture Document other than this Agreement, to the extent that the context clearly indicates that such covenant or agreement is inapplicable to such Grantor. The covenants and agreements set forth in each Debenture Document (other than this Agreement) are hereby incorporated herein by this reference as if fully set forth herein.

SECTION 6 EVENTS OF DEFAULT; REMEDIAL PROVISIONS.

6.1 Events of Default. Without limiting any term or provision of any Debenture Document that specifies what constitutes an Event of Default, any of the following shall constitute an “Event of Default” hereunder and under the other Debenture Documents (whatever the reason and whether voluntary or involuntary):

(a) The Company does not at all times (subject only to the rights of Collateral Agent): (i) own and control, directly, all of the outstanding Equity Interests (and all of the economic and voting rights associated with ownership thereof) of 1540875, Holdings SPV, and Gold SPV, in each case on a fully diluted basis; (ii) own and control, directly, at least 84.40% of each class of the outstanding Equity Interests (and all of the economic and voting rights associated with ownership thereof) of Biosig, on a fully diluted basis; (iii) own and control, directly, at least 69.74% of each class of the outstanding Equity Interests (and all of the economic and voting rights associated with ownership thereof) of Viralclear, on a fully diluted basis; (iv) own and control, directly or indirectly, all of the outstanding Equity Interests (and all of the economic and voting rights associated with ownership thereof) of Streamex, Streamex Capital, and BST, in each case on a fully diluted basis; (v) possess the sole direct right (through ownership of Equity Interests of such respective entities) to elect, designate, or appoint, as applicable, at least a majority of the board of directors (or other governing body) of 1540875, Biosig, and Viralclear (other than any of the foregoing that is a member-managed limited liability company with no more than one member and thus has no board of directors or governing body); (vi) possess an indirect right (by means of the Company’s ownership of Equity Interests of 1540875) to elect, designate, or appoint, as applicable, at least a majority of the board of directors (or other governing body) and to direct the management, policies, actions, inactions, and decisions of each of Streamex, Streamex Capital, and BST; (vii) possess the sole direct right (through ownership of Equity Interests of such respective entities) to direct the management, policies, actions, inactions, and decisions of 1540875, Holdings SPV, and Gold SPV; and (viii) possess the sole direct right (through ownership of Equity Interests of such respective entities) to direct the management, policies, actions, inactions, and decisions of Biosig and Viralclear;

(b) At any time after the formation, organization, incorporation, or acquisition of any Grantor or any Subsidiary of any Grantor not named in Section 6.1(a), the Company does not (subject only to the rights of Collateral Agent): (i) own and control, directly or indirectly, all of the outstanding Equity Interests (and all of the economic and voting rights associated with ownership thereof) of any such Grantor or any such Subsidiary, on a fully diluted basis; (ii) possess the sole direct right, or an indirect right, in either case through ownership of Equity Interests, to elect, designate, or appoint at least a majority of the board of directors (or other governing body) of any such Grantor or any such Subsidiary (other than any such Grantor or any such Subsidiary that is a member-managed limited liability company with no more than one member and thus has no board of directors or governing body); or (iii) possess the sole direct right, or an indirect right, in either case through ownership of Equity Interests, to direct the management, policies, actions, inactions, and decisions of any such Grantor or any such Subsidiary;

(c) Any direct or indirect Subsidiary of the Company that is a limited liability company is at any time not a member-managed limited liability company with a Grantor as its sole member;

(d) Any cash or other asset provided by any Grantor to any Tokenization SPV is not promptly used by such Tokenization SPV to operate its Specified Tokenization Asset Business;

(e) Any exercise of a right or setoff with respect to any Collateral Account, or any other withdrawal of any funds or any other asset from any Collateral Account, in each case by any Person (other than Collateral Agent) as a direct or indirect result of any failure to pay any amount due or purportedly due to such Person as and when the same becomes, or purportedly becomes, due and payable;

(f) Any breach of any term or provision of Section 5.5(c), Section 5.8, Section 5.9(d), Section 5.9(e), Section 5.9(g), Section 5.9(h), Section 5.9(i), Section 5.12, Section 5.13, Section 8.14, Section 8.15(c), or Section 8.19 hereof, or any failure of any Grantor or any Subsidiary of a Grantor to comply with any term or provision of any of Sections 6.2 through 6.9 hereof;

(g) Any failure of any Control Agreement to be in full force and effect at any time upon or after the time that such Control Agreement is required to be delivered to Collateral Agent, or any failure of any Collateral Access Agreement with respect to any Specified Metal Account or any Specified Asset to be in full force and effect at any time upon or after the time that such Collateral Access Agreement is required to be delivered to Collateral Agent;

(h) Without limiting the generality of the foregoing: (i) any failure of the Dominion Account Control Agreement to be in full force and effect at any time on or after the date of this Agreement, or (ii) any failure of the Brink’s Bailee Agreement to be in full force and effect at any time on or after the date of this Agreement; or

(i) The occurrence of an event of default, however defined, under any other Debenture Document.

6.2 Certain Matters Relating to Receivables. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as Collateral Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Collateral Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to Collateral Agent to furnish to Collateral Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

(b) Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, and Collateral Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) turned over to Collateral Agent (or, at the election of Collateral Agent, deposited into such Deposit Account as is specified by Collateral Agent in writing to Grantors) by such Grantor in the exact form received, duly indorsed by such Grantor to Collateral Agent if required, subject to application to the Obligations in accordance with Section 6.6, and (ii) until so turned over, shall be held by such Grantor in trust for the benefit of the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at Collateral Agent’s request, each Grantor shall deliver to Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

6.3 Communications with Obligors; Grantors Remain Liable. (a) Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to Collateral Agent’s satisfaction the existence, amount and terms of any Receivables.

(b) Upon the request of Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors of the Receivables that the Receivables have been assigned to Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any of the Secured Parties of any payment relating thereto, nor shall any of the Secured Parties be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any Person with respect thereto, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d) For the purpose of enabling Collateral Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6.4 Investment Property. (a) Unless an Event of Default shall have occurred and be continuing and Collateral Agent shall have given notice to the relevant Grantor of Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.4(b) (which notice shall be deemed to be given and received by such Grantor when given by Collateral Agent, notwithstanding anything to the contrary in any other Debenture Document (including, without limitation, Section 10(g) of the Purchase Agreement), and may be given concurrently with Collateral Agent’s exercise of such rights), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, in each case to the extent expressly permitted pursuant to the Purchase Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, however, that no Grantor shall cast a vote or exercise any other right or take any other action that could reasonably be expected to (i) impair the Collateral or Collateral Agent’s interests therein or rights with respect thereto (although Grantors may dispose of Collateral if any to the extent expressly permitted pursuant to the Purchase Agreement) or (ii) inconsistent with or result in any violation of any term or provision of any of the Debenture Documents.

(b) If an Event of Default shall occur and be continuing and Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors (which notice may be given concurrently with such exercise of such rights), (i) Collateral Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as Collateral Agent may determine, (ii) Collateral Agent shall have the right to cause any or all of the Investment Property to be registered in the name of Collateral Agent or its nominee, it being acknowledged by each Grantor (in its capacity as Grantor and, if such Grantor is an Issuer of any Investment Property, as Issuer) that such transfer and registration may be effected by Collateral Agent by the delivery of a Registration Page to the applicable Issuer reflecting Collateral Agent or its designee as the holder of such Investment Property, or otherwise by Collateral Agent through its irrevocable appointment as attorney-in-fact pursuant to this Agreement or through one or more Irrevocable Proxies, and (iii) Collateral Agent or its nominee may exercise (v) all voting and other rights pertaining to such Investment Property as a holder of such Investment Property, with full power of substitution and resubstitution to do so, including without limitation at any meeting of holders of the Equity Interests of the relevant Issuer or Issuers or otherwise (or by written consent), (w) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Collateral Agent may determine), and including with respect to the Pledged Equity, giving or withholding written consents of stockholders, partners or members (or members of the governing body of the Issuer), calling special meetings of stockholders, partners or members or other governing body of the Issuer and voting at such meetings and otherwise acting with respect to the Investment Property as if it were the absolute and outright owner thereof, (x) any and all other rights, interests, privileges, authorities, powers and options pertaining to the Investment Property, including, without limitation, to do all things each Grantor might do itself with respect thereto, including without limitation, if such Grantor is the managing member, the manager, or a member of the governing body of an Issuer of Pledged Equity, or an officer of an Issuer of Pledged Equity, to succeed to and exercise all of the rights, title, interests, privileges, authorities, and powers of each such Grantor in each such capacity, (y) any and all other rights or remedies Collateral Agent may have under the Debenture Documents, the UCC, the PPSA, or other applicable Law, and (z) any and all other actions that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, all without liability except to account for property actually received by it, but neither Collateral Agent nor any officer, agent, or nominee thereof shall have any duty to any Grantor, Issuer, or other Perso to exercise any such right, privilege or option, and neither Collateral Agent nor any officer, agent, or nominee thereof shall be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to, in each case without duty of inquiry, (i) comply with any instruction received by it from Collateral Agent in writing that states that an Event of Default has occurred and is continuing, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) comply with any instruction received by it from Collateral Agent in writing instructing such Issuer to pay any or all dividends, distributions and other payments with respect to the Investment Property directly to Collateral Agent. Collateral Agent agrees not to give to any Issuer of any Investment Property pledged by any Grantor hereunder any such instruction that is not in accordance with the terms of this Agreement.

(d) Any transfer to Collateral Agent or its nominee, or registration in the name of Collateral Agent or its nominee, of the whole or any part of the Investment Property, whether by the delivery of a Registration Page to an Issuer or otherwise, shall be made solely for purposes of effectuating voting or other consensual rights with respect to the Investment Property in accordance with the terms of this Agreement and, unless otherwise expressly indicated by Collateral Agent in writing, is not intended to effectuate any transfer of ownership of the Investment Property. Notwithstanding any delivery or modification of a Registration Page or exercise of an Irrevocable Proxy, Collateral Agent shall not be deemed the owner of, or assume any obligations of the owner or holder of any Investment Property unless and until Collateral Agent accepts such obligations in writing or otherwise takes steps to foreclose its security interest in the Investment Property and become the owner thereof under applicable Law (including via sale as described in this Agreement).

(e) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any and all actions taken by Collateral Agent or its nominee pursuant to this Section 6.4 valid and binding and in compliance with applicable Law. Each Grantor further agrees that a breach of any of the covenants or agreements contained in, or any term or provision of, this Section 6.4 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under any of the Debenture Documents.

6.5 Proceeds to be Turned Over to Collateral Agent. In addition to the rights of Secured Parties specified in Section 6.2 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to Collateral Agent, if required). All Proceeds received by Collateral Agent hereunder may, at the option of Collateral Agent, be held by Collateral Agent (or an agent thereof) in a collateral account, maintained by Collateral Agent (or an agent thereof) in the name of Collateral Agent (or an agent thereof) under the sole dominion and Control of Collateral Agent (or an agent thereof) Proceeds, while held by Collateral Agent (or an agent thereof) in any such collateral account or otherwise (or by any Grantor or any Subsidiary of any Grantor in trust for any of the Secured Parties), shall continue to constitute collateral security for the Obligations and shall not constitute payment thereof until applied as provided in Section 6.6.

6.6 Application of Proceeds. At such intervals as may be agreed upon by the Company and Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at Collateral Agent’s election, Collateral Agent may withdraw funds and other assets from any and all Collateral Accounts (as well as any and all collateral accounts in the name of Collateral Agent (or an agent thereof)) and apply all or any part of such funds and other assets, as well as all or any part of other Proceeds from the sale of, or other realization upon, all or any part of the Collateral (including funds and other assets withdrawn from any and all Collateral Accounts (as well as from any and all collateral accounts in the name of Collateral Agent (or an agent thereof)) by Collateral Agent or an agent thereof) in payment of the Obligations in such order as Collateral Agent shall determine in its discretion. Any part of such funds or other assets which Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Collateral Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after Payment in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. In the absence of a specific determination by Collateral Agent, the Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Obligations shall be applied to the Obligations in such manner and in such order as Collateral Agent elects in its sole discretion, or as is expressly specified in the Purchase Agreement. For the avoidance of doubt, if there is a conflict between any term or provision of this Section 6.6 as to the order of application of funds received by Collateral Agent and any term or provision of the Purchase Agreement or of any Debenture, the terms and provisions of the Purchase Agreement or such Debenture, as applicable, shall control.

6.7 Code and Other Remedies. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent, on behalf of Secured Parties, may exercise, in addition to all other rights and remedies granted to them in the Debenture Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), the PPSA (whether or not the PPSA applies to the affected Collateral), under each other applicable Law, and in equity. Without limiting the generality of the foregoing, Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any of the Secured Parties or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at Collateral Agent’s request, to assemble the Collateral and make it available to Collateral Agent at places which Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. In addition, without limitation of its rights and remedies with respect to the Dominion Account, upon the occurrence and during the continuance of an Event of Default, Collateral Agent may give notice of sole control (and take sole possession and control of all amounts and properties maintained, held, contained, deposited, or carried in or credited to any Collateral Account) and any other instructions under any Control Agreement or any other control or blocked account agreement with any bank, Commodity Intermediary, Securities Intermediary, other financial institution, or other Person or Persons, and under any and all Collateral Access Agreements, and take any and all other actions provided for in the Debenture Documents, at law, or in equity with respect to any and all of the Collateral, and neither any Grantor, nor any Subsidiary of any Grantor, nor any Person (other than a Secured Party) acting through any Grantor or any Subsidiary of any Grantor may make any withdrawal of any type from any Collateral Account, or take any action with respect to any Specified Asset, in each case without the express prior written consent of Collateral Agent. Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.7, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of any of the Secured Parties hereunder, including Attorney Costs, to the payment in whole or in part of the Obligations, in such order as Collateral Agent may elect, and only after such application and after the payment by Collateral Agent of any other amount required by any provision of law, need Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against each and every Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition, and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC 3(or, if “signed notification of disposition” is at the applicable time of determination used in Section 9-611 of the UCC, then “signed notification of disposition” within the meaning of Section 9-611 of the UCC). Collateral Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Collateral Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (a) the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC, and (b) to the extent notification of sale shall be required by Law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the UCC.

[3]	NTD: Insert is to align with the impending changes to the NY UCC.

6.8 Registration Rights. (a) If Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 6.7 or otherwise, and if in the opinion of Collateral Agent it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of Collateral Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such Pledged Equity for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Grantor agrees to the maximum extent permitted by applicable Law that upon the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption Law now or hereafter in force except for a defense that no Event of Default has occurred in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Equity or the possession thereof by any purchaser at any sale hereunder, and such Grantor waives the benefit of all such Laws to the extent it may lawfully do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.8 valid and binding and in compliance with applicable Law. Each Grantor further agrees that a breach of any of the covenants or agreements contained in, or any term or provision of, this Section 6.8 will cause irreparable injury to Secured Parties, that Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.8 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

6.9 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to effect Payment in Full and to pay the fees and disbursements of any attorneys employed by Collateral Agent to collect such deficiency.

SECTION 7 COLLATERAL AGENT.

7.1 Collateral Agent’s Appointment as Attorney-in-Fact; Irrevocable Proxy, etc. (a) Each Grantor hereby irrevocably constitutes and appoints Collateral Agent and any officer, nominee, or agent thereof, with full power of substitution and resubstitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives Collateral Agent (and its officers, nominees, and agents, on behalf of Collateral Agent) the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Collateral Agent may request to evidence Collateral Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.7 or 6.8 or this Section 7.1, or otherwise, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v) (1) vote the Investment Property in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners, members or other governing body, as the case may be, (2) transfer and register in its name or in the name of its nominee the whole or any part of the Investment Property, (3) receive and collect any dividend or other payment or distribution in respect of or in exchange for the Investment Property and (4) take all such other actions with respect to Investment Property authorized under Section 6.7 or 6.8 or this Section 7.1 or otherwise authorized by this Agreement, any Irrevocable Proxy, or any of the other Debenture Documents;

(vi) (1) direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Collateral Agent or as Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Collateral Agent shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as Collateral Agent may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and do, at Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

(vii) (1) to do all acts required or permitted under any and all of the Specified Contracts as Collateral Agent in its sole discretion may deem proper, including, by way of example and not of limitation, to demand and enforce compliance with any and all the terms and conditions of any and all of the Specified Contracts and any and all benefits accrued thereunder, in each case whether at Law, in equity or otherwise; and (2) communicate in its own name or in the name of others with parties to any and all of the Specified Contracts and with obligors of any of the Grantors or of any of the respective Subsidiaries of the Grantors with respect to the Specified Contracts.

THE POWER-OF-ATTORNEY AND PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL (X) PAYMENT IN FULL, AND (Y) NO SECURED PARTY HAS ANY FURTHER OBLIGATION UNDER ANY OF THE DEBENTURE DOCUMENTS OR ANY OTHER DOCUMENTS, BUT IS THEREAFTER SUBJECT TO REINSTATEMENT AS DESCRIBED IN SECTION 8.17 (IT BEING UNDERSTOOD THAT, WITHOUT LIMITING ANY OF THE TERMS OR PROVISIONS OF SECTION 8.17, ANY OR ALL OF THE OBLIGATIONS WILL CONTINUE TO BE EFFECTIVE OR BE AUTOMATICALLY REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY ANY SECURED PARTY FOR ANY REASON, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW OR OTHERWISE, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEY COSTS AND DISBURSEMENTS) INCURRED BY SECURED PARTIES (OR ANY OF THEM) IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL BE DEEMED TO BE INCLUDED AS A PART OF THE OBLIGATIONS). SUCH APPOINTMENT OF COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANYTHING TO THE CONTRARY (such as, by way of example and not of limitation, any time limitation) SET FORTH IN THE CERTIFICATE OF INCORPORATION, CERTIFICATE OF FORMATION, ARTICLES OF ORGANIZATION, BY-LAWS, LIMITED LIABILITY COMPANY AGREEMENTS OR OTHER ORGANIZATIONAL DOCUMENTS OF ANY GRANTOR OR ANY SUBSIDIARY OF ANY GRANTOR OR CORPORATE OR LIMITED LIABILITY COMPANY LAW, AS APPLICABLE, OF THE STATE OF NEW YORK OR ANY OTHER STATE OF ORGANIZATION, FORMATION, OR INCORPORATION OF ANY GRANTOR OR ANY SUBSIDIARY OF ANY GRANTOR, OR ANY OTHER LAW. SUCH PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY INVESTMENT PROPERTY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE INVESTMENT PROPERTY OR ANY OFFICER OR AGENT THEREOF). IN ORDER TO FURTHER AFFECT THE TRANSFER OF RIGHTS WITH RESPECT TO PLEDGED EQUITY SET FORTH IN SECTION 6.4, SECTION 6.8, SECTION 7.1 OR ANY OTHER PROVISION OF THIS AGREEMENT OR OTHERWISE IN FAVOR OF COLLATERAL AGENT, COLLATERAL AGENT SHALL HAVE THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TO PRESENT TO ANY ISSUER AN IRREVOCABLE PROXY AND/OR REGISTRATION PAGE.

Upon exercise of the proxy set forth herein, all prior proxies given by any Grantor with respect to any of the Investment Property (other than to Collateral Agent or to Collateral Agent and any officer, nominee, or agent thereof pursuant to the Debenture Documents) are hereby revoked, and no subsequent proxies (other than to Collateral Agent or to Collateral Agent and any officer, nominee, or agent thereof pursuant to the Debenture Documents) will be given with respect to any of the Investment Property. Collateral Agent (or, at the option of Collateral Agent, any officer, nominee, or agent thereof), as proxy, will be empowered and may exercise the irrevocable proxy to vote the Investment Property at any and all times, and from time to time, including but not limited to at any meeting of shareholders, partners, member, members or other governing body, as the case may be, however called, and at any adjournment thereof, or in any action by written consent, and may waive any notice otherwise required in connection therewith, to represent each Grantor at any and all meetings of shareholders, partners, member, members or other governing body, as well as exercise any and all other rights, interests, privileges, authorities, powers and options pertaining to the Investment Property and to do all things that each Grantor might do itself, in each case as if Collateral Agent (or, at the option of Collateral Agent, its officer, nominee, or agent) were the absolute owner of the Investment Property. To the fullest extent permitted by applicable Law, neither Collateral Agent nor any officer, nominee, or agent thereof shall have any agency, fiduciary or other implied duties to any Grantor or any other Person when acting in its capacity as such attorney-in-fact or proxy. Each Grantor hereby waives and releases any claims that it may otherwise have against Collateral Agent and its officers, nominees, and agents with respect to any breach or alleged breach of any such agency, fiduciary or other duty. Notwithstanding the foregoing grant of a power of attorney and proxy, neither Collateral Agent nor any officer, nominee, or agent thereof shall have any duty to exercise any such right or to preserve the same, and neither Collateral Agent nor any officer, nominee, or agent thereof shall be liable for any failure to do so or for any delay in doing so.

Anything in this Section 7.1(a) to the contrary notwithstanding, Collateral Agent agrees that it will not exercise any rights under the power of attorney or the irrevocable proxy provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing; provided, however, that, regardless of whether an Event of Default shall have occurred and be continuing, Collateral Agent may at any time order good standing certificates with respect to the Grantors and conduct lien searches with respect to the Grantors in such jurisdictions and offices as Collateral Agent may deem appropriate.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, proxies, authorizations and agencies contained in this Agreement are coupled with an interest and are given to secure the Obligations and are irrevocable until Payment in Full, but are thereafter subject to reinstatement as described in Section 8.17.

7.2 Duty of Collateral Agent. Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Collateral Agent deals with similar property for its own account. Neither Collateral Agent nor any of its officers, directors, employees, nominees, or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Collateral Agent and its officers, agents, and nominees hereunder are solely to protect each Secured Party’s interests in the Collateral and shall not impose any duty upon Collateral Agent (or any officer, agent, or nominee thereof) or any other Secured Party to exercise any such powers. Each Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees, nominees, or agents shall be responsible to any Grantor for any act or failure to act hereunder.

SECTION 8 MISCELLANEOUS.

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10(f) of the Purchase Agreement; provided, however, this Agreement may be modified to join additional Subsidiaries of any and all of the Grantors to this Agreement and as otherwise expressly provided (including, without limitation, as to the supplementation of the Schedules to this Agreement) in each Joinder Agreement delivered pursuant to Section 8.14 and executed by Collateral Agent and the New Grantor (as defined therein) party thereto, and the Schedules to this Agreement shall be supplemented (but no such supplementation shall result in the release of any Collateral) as expressly provided in this Agreement or the Purchase Agreement (including, without limitation, by means of the inclusion of updated Schedule information delivered pursuant to the Purchase Agreement and in form and substance acceptable to Collateral Agent in all respects).

8.2 Notices; Collateral Agent.

(a) All notices, requests and demands to or upon any Grantor hereunder or under any of the other Debenture Documents shall be addressed to the Company and effected in the manner provided for in Section 10(g) of the Purchase Agreement. All notices, requests and demands to or upon Collateral Agent hereunder shall be addressed to the Collateral Agent and effected in the manner provided for in 10(g) of the Purchase Agreement.

(b) Each Grantor hereby appoints and designates the Company as its representative and agent for all purposes under the Debenture Documents, including without limitation for the delivery or receipt of notices, requests and demands.

8.3 Indemnification by Grantors. IN CONSIDERATION OF COLLATERAL AGENT AND BUYER ENTERING INTO THE PURCHASE AGREEMENT AND THE AGREEMENT OF BUYER TO PURCHASE DEBENTURES PURSUANT THERETO, THE GRANTORS, JOINTLY AND SEVERALLY, HEREBY AGREE TO INDEMNIFY, EXONERATE AND HOLD EACH SECURED PARTY, EACH OTHER “INDEMNITEE” AND EACH “PLACEMENT AGENT” (EACH AS DEFINED IN THE PURCHASE AGREEMENT), AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, NOMINEES, AFFILIATES AND AGENTS OF EACH SECURED PARTY EACH OTHER “INDEMNITEE” AND EACH “PLACEMENT AGENT” (EACH AS DEFINED IN THE PURCHASE AGREEMENT), (EACH, AN “INDEMNITEE”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE INDEMNITEES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER, MERGER, PURCHASE OF Equity Interests, PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF THE PURCHASE OF ANY OF THE DEBENTURES, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAW WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY GRANTOR, ANY SUBSIDIARY OF ANY GRANTOR, OR ANY OF THEIR RESPECTIVE PREDECESSORS IS ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES, (E) ANY ENVIRONMENTAL CLAIM MADE AGAINST ANY OF THE INDEMNITEES ARISING OUT OF ANY REAL PROPERTY CURRENTLY OR FORMERLY OWNED, LEASED OR OPERATED BY ANY GRANTOR, ANY SUBSIDIARY OF ANY GRANTOR OR ANY OF THEIR RESPECTIVE PREDECESSORS, OR OTHERWISE ARISING FROM THE OPERATIONS OR BUSINESS OF ANY GRANTOR OR ANY SUBSIDIARY OF ANY GRANTOR PRIOR TO, ON OR AFTER THE DATE OF THIS AGREEMENT, (F) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER DEBENTURE DOCUMENTS BY ANY OF THE INDEMNITEES, (G) any and all obligations, duties, and liabilities arising under each sPECIFIED Contract, AND (H) the payment and performance by the Indemnitees of their respective obligations under any and all Collateral Access Agreements and Control Agreements, IN EACH CASE INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY COSTS (INCLUDING THE LEGAL FEES OF OUTSIDE COUNSEL TO EACH SECURED PARTY) AND SETTLEMENT COSTS, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE SECURED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH GRANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. All obligations, duties, and liabilities of each GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR under each Specified Contract shall be and remain enforceable against and only against such GRANTOR OR SUCH SUBSIDIARY THEREOF, RESPECTIVELY, and shall in no event be enforceable against any of the Secured Parties. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 8.3 SHALL BE SECURED BY THE COLLATERAL AND SHALL SURVIVE PAYMENT IN FULL, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE DEBENTURE DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

8.4 Enforcement Expenses. (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand each Secured Party for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred in collecting against any Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Debenture Documents.

(b) Each Grantor agrees to pay, and to save each Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) The agreements in this Section 8.4 shall be secured by the Collateral and shall survive Payment in Full, any foreclosure under, or any modification, release or discharge of, any or all of the Debenture Documents and termination of this Agreement.

8.5 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

8.6 Nature of Remedies. All rights, remedies, powers, and privileges of each Secured Party expressed herein or in any other Debenture Document are in addition to and not in limitation of those provided by Law or in equity. The rights, remedies, powers, and privileges of each Secured Party expressed herein or in any other Debenture Document or available at law or in equity are cumulative. Neither any failure of any of the Secured Parties to exercise, nor any delay of any of the Secured Parties in exercising, any right, remedy, power or privilege hereunder, at law, or in equity, shall operate as a waiver thereof. No single or partial exercise by Collateral Agent or any other Secured Party of any right, remedy, power or privilege hereunder, at law, or in equity shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.7 Counterparts. Section 10(d) of the Purchase Agreement is hereby incorporated herein by reference. Without limitation of the terms of such Section 10(d), this Agreement may be in the form of an electronic record and may be executed using electronic signatures, which shall be valid and binding on each party to this Agreement to the same extent as a manual, originally executed wet-ink signature of such Person to this Agreement. This Agreement, regardless of whether it is entered into by one or more of the parties hereto by means of an electronic signature or a manual, originally executed wet-ink signature, constitutes the legal, valid, and binding obligation of each Grantor, enforceable against each Grantor to the same extent as if this Agreement, bearing the manual, originally executed wet-ink signature of each of Grantor and Collateral Agent, were delivered to each applicable Person. This Agreement may be executed in as many counterparts as necessary or convenient, which counterparts may include both paper and electronic counterparts, each of which so executed shall be deemed to be an original, and all of such counterparts, taken together, shall constitute one and the same agreement. As used in this Agreement, “execution”, “signed”, “signature”, and words of like import are, and shall be deemed to be, inclusive of electronic signatures. This Agreement shall become effective when it shall have been executed by Collateral Agent, and when Collateral Agent shall have received one or more counterparts hereof signed by Grantors.

8.8 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.9 Entire Agreement. This Agreement, together with the other Debenture Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of any of the Secured Parties.

8.10 Successors; Assigns. This Agreement shall be binding upon the Grantors, their respective Subsidiaries, and the Secured Parties and their respective successors and assigns (including any debtor-in-possession on behalf of any of the Grantors or any Subsidiary of any of the Grantors), and this Agreement shall inure to the benefit of Grantors, Secured Parties, Indemnitees, and the respective successors and assigns of the Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Debenture Documents. To the maximum extent possible under applicable Law, no sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing any of the Obligations or any portion thereof or interest therein shall in any manner impair the security interests or Liens granted, or other collateral security provided, to Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or right or obligation under this Agreement (or any of the Obligations) without the prior written consent of each Secured Party.

8.11 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.

(a) THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, without regard to any conflict of laws principles that would result in the application of the laws of any other jurisdiction. The parties (AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) agree that, pursuant to Section 5-1401 of the New York General Obligations Law, THE LAWS OF THE STATE OF NEW YORK shall govern this Agreement in its entirety, including all matters of validity, interpretation, construction, performance, and enforcement. Notwithstanding the foregoing, the parties (AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) acknowledge that, BY Reason of mandatory provisions of applicable lawS, certain matters relating to the ATTACHMENT, perfection, NON-PERFECTION, effect of perfection or non-perfection, priority of, OR REMEDIES WITH RESPECT TO Collateral Agent’s security interests in or Liens on certain Collateral may be governed by the laws of jurisdictions other than the State of New York, as applicable under the UCC.

(b) EACH GRANTOR (ON ITS OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, AND FOR EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR AND THEIR RESPECTIVE PROPERTIES, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DEBENTURE DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO (AS TO COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY, AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO (AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER DEBENTURE DOCUMENT SHALL AFFECT ANY RIGHT THAT COLLATERAL AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DEBENTURE DOCUMENT AGAINST ANY OF THE GRANTORS, ANY OF THE SUBSIDIARIES OF ANY OF THE GRANTORS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. The parties HERETO agree (AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) that each consent to jurisdiction IN THIS SECTION 8.11 is made pursuant to Section 5-1402 of the New York General Obligations Law.

(c) EACH GRANTOR (ON ITS OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT OR ANY OTHER GRANTOR OR ANY SUBSIDIARY OF ANY GRANTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DEBENTURE DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 8.11. EACH OF THE PARTIES HERETO (AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND THE RESPECTIVE SUBSIDIARIES OF THE GRANTORS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (i) THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT and (ii) any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum. EACH GRANTOR HEREBY WAIVES (ON ITS OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR), TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THAT IT OR ANY OTHER GRANTOR OR ANY SUBSIDIARY OF ANY GRANTOR MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 8.11 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

(d) EACH GRANTOR (ON ITS OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER AND TO THE ADDRESS PROVIDED FOR NOTICES TO ANY GRANTOR IN THE PURCHASE AGREEMENT OR IN ANY DEBENTURE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY HERETO (AS TO COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY, AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH OF THE RESPECTIVE SUBSIDIARIES OF EACH GRANTOR) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DEBENTURE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (AS TO COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH SECURED PARTY, AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT (AS TO COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY, AND AS TO GRANTORS, ON THEIR OWN BEHALF AND ON BEHALF OF EACH OTHER GRANTOR AND EACH SUBSIDIARY OF EACH GRANTOR) AND THE OTHER PARTIES TO THE DEBENTURE DOCUMENTS HAVE BEEN INDUCED TO ENTER INTO SUCH OF THE DEBENTURE DOCUMENTS TO WHICH THEY ARE PARTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.

8.12 Set-off. Each Grantor agrees that each Secured Party has all rights of set-off and bankers’ lien provided by applicable Law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, each Secured Party may apply to the payment of any Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with such Secured Party.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Debenture Documents to which it is a party;

(b) none of the Secured Parties has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Debenture Documents, and the relationship between the Grantors, on the one hand, and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Debenture Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors (or any of their respective Subsidiaries) and the Secured Parties.

8.14 Additional Grantors. Grantors shall cause each of their respective Subsidiaries (other than Tokenization SPVs) that is acquired or formed, organized, or incorporated, as applicable, or similar, after the date of this Agreement to, immediately upon acquisition or formation, organization, or incorporation, as applicable, or similar, to execute and deliver to Collateral Agent a Joinder to Guaranty and Security Agreement in substantially the form of Annex I hereto (each, a “Joinder Agreement”), duly completed and executed in each case in a manner acceptable to Collateral Agent, and such Subsidiary shall thereby become a Grantor for all purposes of this Agreement. Grantors shall cause each Subsidiary of Holdings SPV to so execute and deliver a Joinder Agreement and thereby become a Grantor for all purposes of this Agreement immediately at such time (if any) that such Subsidiary does not meet or completely fulfill any of the criteria for being a Tokenization SPV or, due to action, inaction, or otherwise, breeches or violates, or causes any Grantor to breech or violate, any term or provision of this Agreement or of any other Debenture Document, or causes any representation or warranty of any Grantor or any Subsidiary of any Grantor to be untrue or misleading. Each Grantor (on behalf of itself and its Subsidiaries) waives notice of, as well as notice of Collateral Agent’s acceptance of, any and all Joinder Agreements. Each Grantor expressly agrees that its obligations arising hereunder shall not be discharged, diminished or otherwise affected by (a) the addition or release of any other Grantor hereunder, (b) any failure by any Grantor to cause any Person to become a Grantor hereunder or (c) reason of the Collateral Agent’s or any of the other Secured Party’s actions in effecting, or failure to effect, any such joinder, or in releasing any Grantor hereunder, in each case, whether or not notice is given or consent is obtained from any Grantor or any Subsidiary of any Grantor. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

8.15 Releases. (a) At such time as Payment in Full has occurred, the Collateral (but, for the avoidance of doubt, excluding any cash collateral being by Collateral Agent or Buyer to satisfy the conditions for the occurrence of Payment in Full) shall automatically be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive Payment in Full or the termination of this Agreement) of Collateral Agent, each other Secured Party, and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, other than as and if contemplated in any Debenture Document, and all rights to the Collateral (but, for the avoidance of doubt, excluding any cash collateral being by Collateral Agent or Buyer to satisfy the conditions for the occurrence of Payment in Full) shall revert to the Grantors, in each case subject to Section 8.17. At the request and sole expense of any Grantor following any such termination, provided that neither this Agreement (nor any term or provision of this Agreement) nor any of the Obligations are at such time reinstated, Collateral Agent shall deliver to the Grantors any Collateral held by Collateral Agent hereunder (but, for the avoidance of doubt, excluding any cash collateral being by Collateral Agent or Buyer to satisfy the conditions for the occurrence of Payment in Full), and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by this Agreement and not prohibited by any other Debenture Document, then, subject to any applicable requirements set forth in the Debenture Documents and to Section 8.17 hereof, such Collateral shall be automatically released from the Liens created hereby and Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided, however, in no event (other than Payment in Full) shall any Specified Metals or other assets be released from the Dominion Account except pursuant to and in accordance with a written direction executed by Collateral Agent and delivered by Collateral Agent to GBI. At the request and sole expense of the Company and subject to any applicable requirements set forth in any of the Debenture Documents, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Purchase Agreement and not prohibited by any other Debenture Document; provided that the Company shall have delivered to Collateral Agent, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Purchase Agreement and the other Debenture Documents.

(c) At any time that no Default or Event of Default has occurred and is continuing, Grantors may contribute cash or Metals (other than any cash, Allocated Vaulted Gold Bullion, or other asset required to be maintained, held, contained, deposited, or carried in or credited to the Dominion Account), or both, to one or more Subsidiaries of Holdings SPV that are at such time Tokenization SPVs, in each case solely to the extent necessary for the recipient Subsidiary to operate its Specified Tokenization Asset Business, and, provided that such Subsidiary of Holdings SPV meets and completely fulfills all of the criteria for being a Tokenization SPV at such time and such provision of cash and/or Metals is not prohibited by any Debenture Document, the cash and/or Metals so provided to such Tokenization SPV in reliance on this sentence shall cease to constitute Collateral (and shall be released from the Liens of Collateral Agent created pursuant to this Agreement) upon use thereof by such Tokenization SPV to operate its Specified Tokenization Asset Business.

8.16 Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Debenture Document, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.17 Reinstatement. This Agreement and the Liens in favor of Collateral Agent created pursuant to this Agreement shall remain in full force and effect and continue to be effective (and if this Agreement has terminated, then this Agreement shall be reinstated) should any petition be filed by or against any Grantor or any Issuer for liquidation or reorganization, should any Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of any Grantor’s or any Issuer’s assets, and this Agreement and the Liens in favor of Collateral Agent created pursuant to this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, under any bankruptcy law, state or federal law, common law or equitable cause, or pursuant to any other Law or otherwise, rescinded or reduced in amount, or must otherwise be restored or returned by any Secured Party or other obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made, or if any Person demands any payment by Collateral Agent pursuant to or in connection with any Control Agreement or Collateral Access Agreement at any time after the termination of this Agreement (provided, that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, or if any Person demands any payment by Collateral Agent pursuant to or in connection with any Control Agreement or Collateral Access Agreement at any time after the termination of this Agreement, all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Collateral Agent in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations). In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. If, prior to any of the foregoing, (a) any Lien securing any or all of the Obligations shall have been released or terminated, or any Collateral shall have been released from such a Lien, or (b) any term or provision of the guaranty contained herein shall have been released, terminated, cancelled or surrendered, such Lien, term, or provision shall be reinstated in full force and effect and such prior release, termination, cancellation, or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of (i) any such Grantor or Issuer in respect of any Lien, any Collateral, the Obligations, or the amount of such payment or (ii) any Guarantor with respect to such guaranty. In the event of any conflict between this Section 8.17 and any other term or provision of this Agreement or any term or provision of any agreement or instrument delivered pursuant to or in connection with this Agreement (including, without limitation, any Joinder Agreement, any Pledge Acknowledgement, any Intellectual Property Security Agreement, any Irrevocable Proxy, any Instrument of Transfer, and any Registration Page), this Section 8.17 shall control.

8.18 Debenture Document. For the avoidance of doubt, this Agreement is a Debenture Document and a Transaction Document.

8.19 “Financial Assets” Election. All parties hereto hereby agree that all rights, title, and interests of each Grantor in, to, and under Investment Property, Specified Assets, and other property (including, without limitation, any and all cash, cash equivalents, money, and funds) maintained, held, contained, deposited, or carried in or credited to any Securities Account at any time and from time to time on or after the date of this Agreement, or which a Securities Intermediary is in possession of at any time and from time to time on or after the date of this Agreement, including any and all private cryptographic keys relating to any property held, contained, deposited, or carried in or credited to any Securities Account or which a Securities Intermediary is in possession of at any time and from time to time on or after the date of this Agreement, shall constitute, and be treated as, a “financial asset”, within the meaning of UCC §8-102(a)(9).

[signature pages follow]

IN WITNESS WHEREOF, Collateral Agent and each Grantor has caused this Guaranty and Security Agreement to be duly executed and delivered by its duly authorized officer, manager, managing member, member, or other duly authorized signatory or signatories, as applicable, as of the date first set forth above.

GRANTORS:

STREAMEX CORP.,
a Delaware corporation (formerly known as BIOSIG TECHNOLOGIES, INC.)

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

BST Sub ULC,
an unlimited liability company incorporated under the laws of the Province of British Columbia

By:	/s/ Morgan Lekstrom
Name:	Morgan Lekstrom
Title:	Sole Director

Streamex Exchange Corporation,
a company incorporated under the laws of the Province of British Columbia

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

STREAMEX TOKENIZATION HOLDCO SPV LLC, a Delaware limited liability company

By:	STREAMEX CORP.
Its:	sole member

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

[Signatures continue on following pages.]

[Signature Page to Guaranty and Security Agreement (Streamex)]

GRANTORS (continued):

STREAMEX GOLD SPV LLC,
a Delaware limited liability company

By:	STREAMEX CORP.
Its:	sole member

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

ViralClear Pharmaceuticals, Inc.,
a Delaware corporation

By:	/s/ Anthony Amato
Name:	Anthony Amato
Title:	Chief Executive Officer

BIOSIG AI SCIENCES, INC.,
a Delaware corporation

By:	/s/ Anthony Amato
Name:	Anthony Amato
Title:	Chief Executive Officer

STREAMEX CAPITAL LLC,
a Delaware limited liability company

By:	STREAMEX EXCHANGE CORPORATION
Its:	sole member

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

1540873 B.C. LTD.,
a company incorporated under the laws of the Province of British Columbia

By:	/s/ Morgan Lekstrom
Name:	Morgan Lekstrom
Title:	Sole Director

GRANTORS (continued):

1540875 B.C. LTD.,
a company incorporated under the laws of the Province of British Columbia

By:	/s/ Morgan Lekstrom
Name:	Morgan Lekstrom
Title:	Sole Director

COLLATERAL AGENT:

YA II PN, LTD.,
a Cayman Islands exempt limited company

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	/s/ Troy Rillo
Name:	Troy Rillo
Title:	Partner

[Signatures continue on following pages.]

[Signature Page to Guaranty and Security Agreement (Streamex)]